Listing Report:Supplement No. 94 dated Nov 05, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 419722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$113.29

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2003	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,005	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dlaurel	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$5,307.52	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Fixing my wrecked car
Last month, I had to take my car into the shop to get a major problem fixed and I spent my entire emergency fund on the repair (and also had to put a good chunk of it on my credit card, which I have been working on paying down).?

Unfortunately, soon after that, my fianc? was in a car accident.? Everyone involved was mostly uninjured and the other cars involved had minimal damage.? Our car, however, was not so lucky.? Even more unfortunate, my fianc? was found to be at fault, and since we do not have comprehensive car insurance, we will be responsible for the full cost of damages to our car.
This is our only car and our city's public transportation system is currently on strike (with no negotiations scheduled and no end in sight), leaving us in a very difficult situation.? We either have to catch rides to and from work with co-workers or walk long distances to get where we need to be.? For this reason, I would like to get the car fixed ASAP, but I do not currently have the funds to take it to the repair shop to even find out exactly what is wrong with it.

I am hoping to secure a loan that will not only allow me to fix any and all damages to the car, but will also allow me to rebuild my emergency fund with any money that is left over (in order to prevent a situation like this from happening in the future).? I don't know much about cars, so I am not sure how much it is going to cost, so the loan amount I am requesting is for the "worst case scenario."

I currently have another prosper loan and I have made regular and punctual payments on it since September 2008.? I am working very diligently on paying down my debts and a major portion of my income goes toward that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$100.00

Auction yield range:	14.29% - 24.45%	Estimated loss impact:	15.81%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	35%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,231	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kotoku	Borrower's state:	Virginia	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	640-660 (Jan-2008)
Principal balance:	$965.44	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidating Payments for School
Purpose of loan:
The purpose of this loan is to allow for an easier transition between semesters. Student loan disbursements are made twice a year and this will help consolidate current payments made monthly (car insurance, website maintenance, a few small credit cards for Christmas) into one small payment to help mitigate monthly expenses between disbursements. I will still be working but this will allow me to continue my studies and earn more money in the future.

My financial situation:
?I live within my means, and I know what my means are. In an economy like this there is no better place to be than school, and I am more than capable of working and going to school, making this a reliable loan. I have never been late on a loan payment (I took out a prosper loan once before to work on a technology project) and with something as important as education you can't afford to wait, so I come to you, the members of Prosper, asking for help. I pay almost no bills, I live in a $300 dollar utility included apartment, and I make a? nice salary, especially in this lower cost of living part of the country, all my benefits are covered so no worries about any medical expenses, I do well, and will repay on time every month without fail. Utilization is slightly higher than my last set of loans because of the recent market issues limits have dropped without warning or rationale. I have stock and will set aside student loan money, you will never have to worry about getting your money bank, I stand by my word when I borrow as my credit history shows.

Monthly net income: $ 2100

Monthly expenses:$990
??Housing: $ 300
??Insurance: $ 200
??Car expenses: $ 225
??Utilities: $ 0
??Phone, cable, internet: $ 15
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$675.92

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,650	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-ingenious-order	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our 2nd Hookah Pipe Product
Purpose of loan:
This loan will be used as working capital to get my second product to market, the HoboNargile.

The Product:
The HoboNargile is the follow up product to the HoboHookah (another product funded partially through prosper). We have added a number of new features that were requested by our user base, including a removable down stem, release valve and capacity for a second hose. In addition, we now have very competitive pricing that allows us to access the higher-volume distributor market.

This is not a new business, and we have been around for 2 years. We have an established website, with a full compliment of products (http://www.hobohookah.com), a strong following (including 600+ email list with a 10%+ conversion rate), and 3 distributors confirmed all in different countries.

The Need:
We have completed the redesign and need to place a large initial order with the manufacturer (3000 units). In order to complete the order, we need to take out a loan for additional working capital. This loan will be used exclusively to secure product and will be paid back on an advanced time schedule as the product sells out of the initial product run.

Interesting links about the product and company:
Product Specs Page - http://hobohookah.com/hobonargile-specs.php
Our online sales platform - http://hobohookah.com/
Product blog - http://hobohookah.com/blog/

Cash Flows and Plan of Repayment:

Units
Inventory
Sold
Revenue
Wholesale
Online Retail
Total
Expenses
Cost of Goods
Prosper Loan
Total
Cash FlowNov
150
100

$9350
$3950
$13300

$13250
$1000
$14250
-$950Dec
1850
1250

$14500
$4700
$19200

$27420
$1000
$28420
-$9220Jan
550
100

$0
$4700
$4700

$0
$3000
$3000
+$1700Feb
450
150

$0
$6950
$6950

$0
$4000
$4000
-$2950Mar
300
100

$0
$6950
$6950

$0
$4000
$4000
-$2950Apr
150
150

$0
$6950
$6950

$0
$4000
$4000
-$2950
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$85.95

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1989	Debt/Income ratio:	597%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	14y 9m
Amount delinquent:	$160	Revolving credit balance:	$7,941	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mystical-currency6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repairs to car
Purpose of loan:
This loan will be used to?repairs needed for my vehicle to get back?and forth to work?????

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time

Monthly net income: $

Monthly expenses: $
??Housing: $ 604.00????
??Insurance: $
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$255	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	simonmcfly	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Children's Concierge Service
Kidcierge is a boutique concierge company servicing families with children ages birth to eighteen years old visiting or residing in New York City.

The Market

Although there are numerous private concierge companies servicing buildings and hotels throughout New York City, there are no services that are devoted specifically to the care and comfort of families with children. Therefore, the
Market is completely untapped.

The Customers

Kidcierge will be concentrating on two different target customer segments.
The first is luxury class families residing in New York City. With over
55,000 potential clients, the company can succeed with just 0.4% of this potential clientele base. The second group of customers is luxury class families visiting New York City. With over 155,000 prospective clientele throughout the year, this group can provide huge additional revenue for the city.

Kidcierge is an exciting and innovative service that provides optimal service for families visiting or residing in New York City. Kidcierge will reach sustainable profitability by month six and generate $1.27 million in profits by year three.
Through a combination of well-priced services, outstanding customer service, and a well seasoned management team,

Kidcierge will set the standard and become the premier child concierge service in New York City.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$191.39

Auction yield range:	8.29% - 21.17%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1989	Debt/Income ratio:	32%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$51,157	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benefit-banker	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEVELOP EXCLUSIVE DISTRIBUTORSHIP
DEVELOP EXCLUSIVE DISTRIBUTORSHIP FOR 45 YEAR OLD CONSUMER FOOD PRODUCT COMPANY:
SALES AND MARKETING EXPENSES

My financial situation:I have rough budgetary equilibrium (revenues cover expenses) in my full time job income. So, as the home equity loan option is not available with the current soft real estate I have chosen this creative financing option to provide start up expenses for this distributorship. Also, please consider I am a good candidate for this loan because i am a responsible mature adult familiar with business finances; I am comptroller for a company. My credit record shows a long term record of timely payments on a variety of debt types and the loan payment is well within my budgetary capability even without considering the income that will immediately result from distributor income. This exclusive distributorship is an excellent opportunity that only requires a small start up funding after which it will be self-funding. So, rather than struggle with this business I have chosen this creative financing option to get to the break even point faster. Further, this exclusive distributorship is supported by a contract and the full enthusiastic support of the food product company management.

Monthly net income: $6,700

Monthly expenses: $6,300
??Housing: $2,700
??Insurance: $100
??Car expenses: $1000
??Utilities: $200
??Phone, cable, internet: $150
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $1500
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	44%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,043	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MIRAMAR-LONGBOARDS	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operational Capital Needed
Purpose of loan:
This loan will be used to fund our marketing campaign and inventory development.

My financial situation:
I am a good candidate for this loan because I, and my wife, have a steady income through the federal government for the next 6 years through active duty military service as an Officer. The company has been operating for a few years out of our own pockets so we are 100% committed to making it profitable. My business partners and I (plus my wife) have very minimal debt. The company is on the brink of either death or success based on the financial position we can take over the next 2 months. We are not able to fund it properly on our own. We are established in the action sports industry and are honest hard working people just looking for someone to take a chance on us the way we have taken a chance on our dream. Thank you for your time.

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ 866.00
??Insurance: $ 212.00
??Car expenses: $ 570.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 110
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 13.56%	Starting monthly payment:	$32.27

Auction yield range:	4.29% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,135	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	AASkiff	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tech Equipment funding loan
This $1000 will go towards upgrading my computer equipment. And will be payed off early, like in 2-3 months. You will be satisfied when dealing with me.

Also I am looking to establish credit here on Prosper because I have very interesting projects coming up that will need investors. I upped the loan interest rate because I need to fill this amount ASAP, but at the same time I want to have a competitive rate since profit margin these days is small on almost everything. However there are still things in the tech world that can generate good returns. That's all I will say about it.

I am hoping to develop good networking relations with you folks on here, so we can all make some money...

thanks,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$237.54

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,916	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enriched-silver	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying the rental property
Purpose of loan:
This loan will be used to help obtain?mobile home park?that I am interested in purchasing.? I am just getting started investing in real estate and have found a great deal on the mobile home park.? My friend told me about Prosper and I am happy to support it instead of a traditional bank loan.? So I am requesting this loan in order to build up a trusty relationship with this wonderful site?Prosper.

My financial situation:
I am a good candidate for this loan because I will make my monthly payments.?Overall credit history is?very good and I pay my bills on time. I?am disabled as of Janurary 2009?due to a medical condition?that was caused by construction career.?I just left my carpentry career and I am back?at school pursuing my accounting degree.? My wife works for a technology communications company (2 years). She earns about 48k a year.

?I started?receiving Social Security payments recently, so that provides an additional $1006 per month in guaranteed income.? On top of that I receive from 800 - 1200?in additional monthly income from?my?family?business.? My?wife pays the mortgage and car loan?so I only have to pay for credit card payments...My monthly bills before this new prosper loan are approximately $350 for a couple of credit card bills each month. Additionally I have about $2500 savings in a reserve account...Thank you for your support!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.94%	Starting borrower rate/APR:	16.94% / 19.14%	Starting monthly payment:	$320.61

Auction yield range:	11.29% - 15.94%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	31%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,779	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wkggirl	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008)
Principal balance:	$15,195.17	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off 19.99% Credit Card
Purpose of loan:
This loan will be used to? pay down one credit card with an interest rate of 19.99%. Recently, I was on track to paying it off, but the credit card increased the interest rate from 3.9% to 19.99%. I would rather pay 'real' people the interest than an institution who doesn't care about their customer(s).

My financial situation:
I am a good candidate for this loan because? I have been employed as an x-ray technician at the same company for 12 years and going strong. I also promote products during my free time as a Brand Ambassador, so I am constantly working at street festivals. The high cost of maintaining my home & commuting to work has created a huge financial havoc. Please help me pay off my credit cards. Thank you for reading & please help me!!

Income: ???? ???? ???? $4400 (after tax)
Mortgage:????????????? $2495
Credit cards:????????? $1000 (balance of $20000)
Expenses:???????????? $500 (utilities, fuel, bridge tolls, etc)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1997	Debt/Income ratio:	26%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	2y 3m
Amount delinquent:	$2,180	Revolving credit balance:	$891	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-660 (Sep-2009) 640-660 (Aug-2009) 580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,154.54	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino. In addition, I also need car repairs done immediately and to repair a garage.??

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was finally accepted into the doctorate program, so this is my only chance.Please help me fulfill that dream, so I can continue to help numerous disadvantaged students. I? know I can make a difference in childrens' lives as I have in the past. Plus this?degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$594.62

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1980	Debt/Income ratio:	19%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	27y 5m
Amount delinquent:	$8,400	Revolving credit balance:	$1,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	560-580 (Aug-2008)
Principal balance:	$2,866.21	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Combine all bills into one
Purpose of loan:
I want to combine all my bills into one to get them paid off faster, which includes combining my other prosper loan into one loan..? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 654.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off in 18 months or less.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC that hada $12,000 credit limit and balance that had fell behind and went to a collection agency but I have had a payment plan with them for over a year but feel not I am not making a lot of progress.? Would love to be able to pay that off and include all others bills.?

Monthly net income: $ 2900

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.

Please help me to get these bills pay off faster than I would paying them individually.? This will include combining my other prosper loan into this?so I have just one basic payment a month.?? Please help me get debt free. Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	60%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	19 / 16	Employment status:	Retired
Now delinquent:	0	Total credit lines:	52	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,651	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	sharon526	Borrower's state:	Virginia	Borrower's group:	CREDIT SQUARE
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 640-660 (Sep-2008) 620-640 (Aug-2008) 600-620 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Taking Control Of my future
Purpose of loan:
This loan will be used to? Pay some hospital bills, taxes and a credit card bill.

My financial situation:
I am a good candidate for this loan because? I payed my first loan off with no problem. I am a no risk borrower. I am a very responsible person. I will pay back the balance of this loan when i get my tax return.

Monthly net income: $ 3062.00

Monthly expenses: $
??Housing: $
??Insurance
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 10.33%	Starting monthly payment:	$806.56

Auction yield range:	3.29% - 8.99%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1981	Debt/Income ratio:	27%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,880	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	auction-eclipse	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adopting 3 Daughters from Ukraine
Purpose of loan:
This loan will be used to? for our adoption of our 3 daughters from Ukraine (ages 10, 11 & 15). My wife and I have 2 biological children and 1 adopted daughter from Russia who is 11 years old. I know what it means in the life of a child to have a forever family and this loan is going to change the lives of 3 children for eternity! There is no better use of money than to invest in people - there is no greater return! We will be traveling in February to bring the girls home and this loan will make it financially possible!

My financial situation:
I am a good candidate for this loan because?I have always paid my bills! History repeats itself and I have never made late payments on anything! I make wise financial choices, have secure employment and will repay this loan as I have repaid everything else I have ever borrowed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	4.29% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	3%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,366	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	relocate-me	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expense Help
Purpose of loan:
I am resubmitting a request for a loan to pay for upcoming moving expenses.? I have increased the interest rate in an attempt to secure the loan. My Wife and I?are relocating from Tampa Bay to?Vero Beach at the end of this month.

My financial situation:
I was forced into bankruptcy in June of 08 due to?a divorce. ?Since then, I have been steadily rebuilding my credit in small incremental steps and plan on purchasing a home next year. ?I pay my bills on time.? I?received a promotion and will receive a salary increase as well as a bonus program next month.? My job is stable, and I have been with the same company for nearly 8 years.

Monthly net income: $3,610
Monthly net income: $3,610
Gross Income:$60,271 (this does not include my spouse?s income) I have added my car allowance to my gross income.

Monthly expenses:?
Housing: $1050
Insurance: $ 125
Car expenses: $ 296
Utilities: $200
Phone, cable, Internet: $145?($87 reimbursed)
Food, entertainment: $250
Clothing, household expenses $150
Credit cards and other loans: $ 150
other expenses:

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1998	Debt/Income ratio:	22%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,148	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	harmonious-revenue	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money to fund In Vitro Fertilizatio
Purpose of loan:
This loan will be used to? pay for medication needed for my wife to go through the in-vitro fertilization process

My financial situation:
I am a good candidate for this loan because? I have stable emploment and pay my bills

Monthly net income: $ $2812.00

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 85
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.64%	Starting borrower rate/APR:	29.64% / 32.01%	Starting monthly payment:	$169.02

Auction yield range:	11.29% - 28.64%	Estimated loss impact:	10.72%
Lender servicing fee:	1.00%	Estimated return:	17.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	frankiecooper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adios credit cards....and high rate
?I am a Personal Trainer in Los Angeles CA. 2 years ago I set off on my own to open Pure and Simple Fitness ? a personal training business where I no longer had to share in the profits derived from training sessions. The problem: when my oldest daughter was born, much of the related expenses/everyday expenses were put on CC?s and then during the financial meltdown my available credit was reduced which triggered increasing interest, a higher debt ratio, and a lower score(Equifax has me at a 697 as of last week).
I am trying to pay off my highest interest cards. I have negotiated 5 of my cards down and closed the ones I could. It was recommended that my chances of getting a loan would be better in the 4000 range and that is why I am only asking for that amount. I figure something is better than nothing to make a dent in this.
Feel free to ask me any questions you might have, and thanks for bidding!!! This is a re-listing. Hoping 4th time is a charm!? (the last listing was SO close to being funded!)

Monthly net income: $ 6600

Monthly expenses: $ 5854

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	23%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,759	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008)
Principal balance:	$1,334.13	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Hope
Purpose of loan:

In Oct. 2007 I had my 1st loan with prosper 6001.00, Rate 18%, C rating, DTI 16%. Income 16,000.00 31 late pmts all from 3 accts & 1 now delinquent I was just 1 mnth out of my bankruptcy my pmts were 216.95 Loan paid off early. Even while I was unemployed for over 6 mnths??

In July of 2008 I had my 2nd loan 2500.00 my pmnts 104.70, Rate 28.95%, D rating (which makes since my B was fully on file then) DTI 16%, Income 25000.00, 26 late pmts again the dreaded B word, 3277.00 in revolving credit 95% utilization. I also had 19 on time pmts with prosper.??

In Oct. I started to apply for my 3rd loan 5000.00, Rate 34%, HR rating (which doesn?t make since all my pmts have been on time since the B) DIT 23% doesn?t make since, Income 37000.00, 26 late pmts the dreaded B word. 2759 in revolving credit again 95% doesn?t make since, since my last listing it is over 500.00 less.?? I have 50 on time pmts & I am currently?4 mnths ahead on the 2nd loan??

Total pmts were 321.65 this would be 226.18, 95.00 less than what I have been paying.??

Over the last 3yrs prosper has been a lifesaver I felt that I would always have you to fall back on. I can?t go through regular channels & truthfully they don?t deserve my hard earned money.? I would rather give it to someone who cares ? The 1 thing I loved about prosper is that it was real people, who didn?t judge.? People willing to help others & in return receive reward for a good deed done.

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $ 1150.00 leaving me with 1150.00
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00/Part being my sons school payment per month
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1974	Debt/Income ratio:	108%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$58,767	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	limasa	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off student loan debt
Purpose of loan:
This loan will be used to? pay off debt

My financial situation:
I am a good candidate for this loan because? current with bills

Monthly net income: $ 5600.00

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 13.35%	Starting monthly payment:	$134.78

Auction yield range:	3.29% - 12.00%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	11.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1993	Debt/Income ratio:	35%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$104,101	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fair-gain5	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest credit card.? I would rather pay you than some bank that keeps changing my rates.? I save and your earn.

My financial situation:
I am a good candidate for this loan because even at the proposed interest rate, it will not be more than my current monthly payment, I will pay it off faster and pay less interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1983	Debt/Income ratio:	49%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$3,298	Revolving credit balance:	$37,424	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	elegant-bill	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dentist bill and one late CC payme
Purpose of loan:
Pay a late Dentist bill and one late credit card bill
My financial situation:
I have been steadly employed for over 25 years and have maintained a 720 plus cedit score.I have a clean civil status and no outstanding? judgements.?

Monthly net income: $
4500.00
Monthly expenses: $
??Housing: $ 795.00
??Insurance: $130.00
??Car expenses: $358.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 2 cards 25000.00 revolving lines?
??Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$158.41

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$354,834	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	community-triumph	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
befor thanks giving
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2004	Debt/Income ratio:	38%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,843	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blastergirl	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting In the Basics
Purpose of loan:
I recently returned from active militaryduty and became married. I would like to make the necessary upgrades for my new family. This includes installing plumbing for a bathroom, purchasing kitchen appliances, washer and dryer.

My financial situation:
My wife and I both work out of the home. Her income was not included for consideration of this loan. Listed below is our monthly income and my monthly expenses.

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $80
??Car expenses: $ 359
??Utilities: $0???
??Phone, cable, internet: $80
??Food, entertainment: $ 100
??Clothing, household expenses?$200
??Credit cards and other loans: $77
??Other expenses: $ 329.00

Thank you for taking the time to read this.? We appreciate your consideration for bidding- it will be put to good use.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1986	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,349	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	resplendent-finance5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.?

My financial situation:
I am a good candidate for this loan because my wife and I have never been late on any?debt. We had to file a chapter 7 bankruptcy about 5 years ago but since then we have purchased a house, paid off a car, paid off the lease on a car ( we are currently purchasing the car ). we will continue to pay all our bills on time we were trying to get?ahead?by consolidating our credit card debt.?We always pay more then the minimum due.?

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 3000
??Insurance: $?300
??Car expenses: $ 420
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $?425
??Clothing, household expenses $ 100
??Credit cards and other loans: $?450
??Other expenses: $ 130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$334.54

Auction yield range:	8.29% - 11.50%	Estimated loss impact:	6.75%
Lender servicing fee:	1.00%	Estimated return:	4.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	30%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$26,582	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	smuckey	Borrower's state:	California	Borrower's group:	Kingdom Finances
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Giving away money to my credit card
This loan will be used to eliminate my credit card debt.? I "waste" too much $$$ on interest on my credit cards.? Instead of obtaining more cards at 0% interest for 12 months, I want to have one final loan, consolidating all of my debt.

I am an excellent canidate, as I am a Sr. Financial Analyst at Bank of America Insurance, in a steady environment.

My monthly net income after tax and 401K is over $3,800

Monthly expenses: $ ??Housing: $650 ??Insurance: $90??Car expenses: $540??Utilities: $65??Phone, cable, internet: $?90??Food, entertainment: $ 550??Clothing, household expenses $ 25??Credit cards and other loans: $?800??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$260.11

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1985	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	29y 0m
Amount delinquent:	$281	Revolving credit balance:	$12,544	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	footballfan45	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-660 (Latest)
Principal borrowed:	$18,700.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Oct-2006)
Principal balance:	$608.80	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
3rd Prosper Loan...54 Payts On TIME
Purpose of loan:
Pay off Title Loan .....re-listed.....please consider.....
Had 2? previous Prosper loans.....NEVER LATE......54 on time payments?......please see Prosper payment history.
I have paid back over $ 18,000 on time...

Had gotten title loan 3 months back to pay some medial bills and for my sons tuition at Sylvan for the summer. Interest payments of 530.00 , but no principal reduced.
Need to pay out as soon as possible.

My financial situation:
Net monthly income is 4400.00
Expenses total of $ 1575.00..

Does not include the final Proper payt of 622.00 I will pay before this auction is over.
or the Title Credit loan I want to pay out with this new loan.

On?present job for 29 yrs. Income 67,500 annually. Married 18 years.?I have lived at our present home for over 15 years. I am a HomeOwner.....my name is on our deed....loan in husbands name.
I will send tax bill for proof to Prosper.

Need to pay to off the following:
Title Credit....5550.00(title pawn..costing me 530.00 per month in?interest only)

I believe I am a good candidate for this loan. I can assure you all payments will be?made on time.
Please see me Prosper payment record......54 on time payments to Prosper...

Thank you for considering bidding on my loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2001	Debt/Income ratio:	9%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$343	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CarlosCespedes	Borrower's state:	Florida	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-740 (Sep-2009) 640-660 (Jul-2008) 640-660 (Jun-2008) 640-660 (May-2008)
Principal balance:	$1,501.96	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
buy a toyota Tacoma
I have a lender portfolio in prosper in active?cash flow?with loans for 3 years.Means I got to be here.
I am a good candidate for this loan because I had been in Prosper long time ago and I always pay on time,my credit is good and I am taking care of it,before I was negligent in follow up with my credit but now I am always checking that everything is ok,.
?? I need a pickup truck with good? presence because I am planning to make delivery of furnitures and small ones in the South Beach area.
Actually I own 2 cars a Nissan Sentra 2003 in good conditions and a pick up truck 97 dodge but I prefer has a new car than 2 olds, and I save in insurance.I need the pick up truck anyway because my rentals need always some material to be purchased and I decided has only one car.
I have a portafolio in Prosper and at the same time I want payoff a balance in one loan I has in prosper that I always pay on time...I have a job,my properties are all rented out and I am making my iwn repairs so is not a problem pay for this loan and I am a heavy worker my obligations first. My credit score is 720.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1992	Debt/Income ratio:	14%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	33y 2m
Amount delinquent:	$988	Revolving credit balance:	$9,108	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	healthy-balance3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low Income Senior Co-Housing
Purpose of loan:? My husband and I live in California and own property in?western New York state.? We provideaffordable, long term?co-housing for low-income seniors in both states.? All of our tenants are on some type of fixed government income (SSI, SDI, pension, etc.).??Each property is:
1.)? Free and clear of loans and liens,
2.)? 100% occupied with long term senior tenants,
3.)? Professionally managed locally,
4.)? Totally renovated with energy efficient systems,
5.)? Inspected by code enforcement official,
6.)? Rental cash flow of up to $40,000 annually (depending upon the property),
7.)??Pictures and floor plans available upon request (area code 916),
8.)? Current financial statement available upon request (788).

For a quick overview of our project go to:? www.oleantimesherald.com
Click on the link to previous issues of the newspaper, go to October 6, 2009, and type in "California man in Olean to help poorest people".? This will lead to a recent front page article on our projects (1849)

We?recently purchased?a?multi-family?property in town at a tax auction that needs renovation and will eventually house 10 seniors.? Certain repairs are necessary to winterize the building before?the harsh winter sets in.? We?have another property in?California that is currently in escrow that will provide adequate renovation money for the property.? However, that sale will not be finalized for another 60 days.? In the meantime we are property rich and cash poor.??

My financial situation: We are willing to secure the loan with a first note and deed of trust on any of our existing, occupied properties.? The loan would adhere to standard "hard money" guidelines - 15% interest, interest only, 2.5 points on the loan, due and payable in one year or when our California property is finalized.? We are currently working on loans with several "hard money" lenders in Buffalo and New York City.? However, our son who is a commercial broker in San Francisco and an internet savvy Stanford grad, suggested this Peer-to-Peer concept.? So here his parents are...............we will see if it works.? Time is of the essence, so?if there are lenders out there interested in assisting us reach our goals of helping low-income seniors please contact us.? Thank you for your interest.

Monthly?gross income: $2,000 to $3,310 per property,?depending on the property.?

Monthly expenses:?We pay all the utilities, insurance, and taxes on each property.??These monthly expenses are usually 30% of gross rental income per property.??All units are fully furnished - the tenants only provide their own pillow and?clothing.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2003	Debt/Income ratio:	62%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,621	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-fabulous-dollar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a personal debit
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $
??Car expenses: $ 500.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 650.00
??Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	11.29% - 17.23%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	44%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,127	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Shika14	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 8% )	700-720 (Sep-2008)
Principal balance:	$4,116.03	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off?credit card debts. Last year my?husband and I did some home improvements (re-carpeting/tiling floors and interior painting). We have been fighting to pay that credit card debt ever since. We all know it is hard to get ahead of the interest rates on credit cards. We have created a budget and have a good plan to pay these off. The payoff would be much sooner and easier with a lower interest rate.That is why we have turned to prosper to try and undercut the interest rate on credit cards.

My financial situation:
I am a good candidate for this loan because I have a secure job with a?good credit rating and I pay my bills on time. I share my bills with my husband who also has a secure job with a very stable and long work history of 10 years earning $60,000 a year. We both have a combined net income of $6,500 a month and?do not have a car payment since its paid off. We just got approved on?loan modification of our house as well and should be closing in a couple of weeks with a much lower interest rate. Our goal is to beat this high interest rate and be debt free from credit cards sooner to be able to enjoy life with family.

My Monthly net income: $ 2200

Monthly expenses: $ ***? Please note I share my bills with my husband***
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $0 (paid off - just normal maintanence - avg $30 a month)
??Utilities: $ 350
??Phone, cable, internet: $150
??Clothes, Food, entertainment: $ 400-500 (we have a 7yr old and a 6 month old)
??Credit cards and other loans: $?900
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sensible-bid0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prototype Production
Purpose of loan:
This loan will be used to build the prototype necessary to create sales for my new start up business. Technically the invention is a simlple reinvention of the bar industry. However, the true value of the product will be it's ability to lower costs, increase revenue, increase turnover, and generate a unique entertainment and attraction for customers. The product which cannot be disclosed over the internet due it having only a provisional patent has the potential to generate 100% ROI in less than one year.

My financial situation:
I am a good candidate for this loan because I am fully invested in this company. I have?the determination?and drive to ensuer this business is a success. After having conducted preliminary revenue forecasts for the business I believe I can make this a million dollar business in 5 years. Therefore, I am more than willing to pay investors triple their initial investment in exchange for a 5 year loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$123.21

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1996	Debt/Income ratio:	6%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,131	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unequaled-moola9	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying furniture for me and kids
Purpose of loan: I would like to puchase a bedroome set for myself and my sons

My financial situation:
I am a good candidate for this loan because? As a military family we have a solid source of income but local lenders charge high interest rates. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$187.13

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2000	Debt/Income ratio:	17%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	1y 5m
Amount delinquent:	$20,728	Revolving credit balance:	$409	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ladybug60	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$2,203.54	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Help to pay off Credit Cards
Purpose of loan:
This loan will be used to?Pay off our current prosper loan at 29.9%, ouch! Pay off three nasty Credit Cards.? We would use any leftover money to help my wife start advertising her business. She recently graduated from beauty school and is a licensed cosmetologist trying to build her clientele. We would also like to start our daughter in some fun educational classes. We would really like to get our debt payed down so that we could own our own home in the near future and give our daughter all the opportunities in the world. I would also use a little of the money to put snow-tires on my car? so I can safely get to work.

My financial situation:
I am a good candidate for this loan because? We have never been late on our rent in 4 years at this complex. We take care of all our bills. I have a very good job that as winter and snow approaches, has potential to pull in a lot of money. I will be on call 24/7 for snow removal...lots of overtime. My wife has a growing clientele. We are very responsible trustworthy people, and appreciate life and all that the world and its people have to offer.

Monthly net Household income: $ 2,700

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 400 ( health and auto)
??Car expenses: $ 260
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 350
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 50 ( emergency cash, or dr. co-pays)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$98.61

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	36%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,810	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magnificent-power	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Taxes for a Duplex I own.
Purpose of loan:
to pay for this years property taxes over a few months instead of one lump sum!

My financial situation:
Very stable for a very long time! This duplex has had the same tenants for 3+ years now and is a great source of positive cash flow.

Monthly net income: $ 8,300?Rental income $1,860

Monthly expenses: $
??Home: $ 828Duplex: $ 630Rental house #2: $ 545
??Insurance: $ 200
??Car expenses: $ 230?
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??other expenses: $ 300Total monthly income $ 10,160Total bills: $ 4,233
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	8.29% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,953	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cozy-leverage	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of out of control banks
Purpose of loan:
This loan will be used solely to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because? I have a steady and reliable income stream and a spouse that is has owned his own business since 1975.? We are confident that out business enterprises will continue to grow even in a recession.

Monthly net income: $ 2,500

Monthly expenses: $1,324
??Housing: $?0
??Insurance: $ 600.????????????????
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 24.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1,200
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$160.25

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1988	Debt/Income ratio:	17%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	20y 5m
Amount delinquent:	$4,495	Revolving credit balance:	$14,904	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	radiant-vigilance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attny Fees to collect 100K judgment
Purpose of loan:
This loan will be used to pay attorney fees.? I sold?a side business?in June of 2006 with a structured buy-out? to?be paid over a four year time period.? Two years into the agreement, the buyer stopped making payments and hasn't paid me a dime since.? After two years of legal red tape, I have finally been awarded a judgement against the buyer of over $102,000.00.? In order for my attorney to begin the process of collecting on this judgement, I need to pay the remaining legal fees.???

My financial situation:
I am a good candidate for this loan because? Up until two years ago my credit rating was ALWAYS in the high 700's.? Because the buyer of my side business stopped making the payments but still left me with the business debt, my credit score has?been?dramatically effected.? I am a Vice-President of a large insurance agency with multiple locations.? My base salary is $78,000.00 with large year-end bonus potential.

Monthly net income: $ 6,000

Monthly expenses: $ 4,585
??Housing: $ 2,400.00
??Insurance: $ 35.00
??Car expenses: $ 550.00
??Utilities: $ 225.00
??Phone, cable, internet: $125.00
??Food, entertainment: $400.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $600.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$250.90

Auction yield range:	11.29% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1986	Debt/Income ratio:	16%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	44	Length of status:	10y 10m
Amount delinquent:	$14,515	Revolving credit balance:	$7,545	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	49	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Investor2	Borrower's state:	Georgia	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 59% )	740-760 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	13 ( 35% )	820-840 (May-2006)
Principal balance:	$0.00	1+ mo. late:	2 ( 5% )
Total payments billed:	37
Description
Neeed Funds to Renovate Property
Thank you for taking time to review and consider my request.
I am full time employed with a good income and own a rental property that produces enough income to pay it's mortgage, taxes and insurance.
I need these funds to renovate a huge basement for expanding my tenant's day care business.
?With or without her extra expected and assured additional day care income,? I am quite capable of meeting this loan obligation on my own.
I do have a track record already with Prosper whereby I have paid off $17,000 loan as promised; I can therefore assure you that your investment is safe with me.
I am hard working person, kind, responsible and honest
and believe in doing right, in all
aspects of everyday life.

Thank you for your help
Sam
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	32%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	4y 9m
Amount delinquent:	$46	Revolving credit balance:	$1,361	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 92% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 8% )	620-640 (Sep-2009) 600-620 (Aug-2009) 620-640 (Jul-2009) 620-640 (Sep-2007)
Principal balance:	$776.98	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Pay off high interest credit cards
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBAND'S INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	8.29% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1975	Debt/Income ratio:	22%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$41,277	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KISSENA_ENTERPRISE	Borrower's state:	Texas	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOOD INVESTMENT!!! BETTER RETURNS!!
Purpose of loan:
This loan will be used to pay down my credit card debt. As you probably can see from this posting, my credit card debt is very high and need's to be paid down in order to increase my credit scores. I am attempting to increase my credit scores and payback this loan within 6 months. This will give me a better chance at getting funded for a $15,000 loan I need?in order?to expand my current business.

My financial situation:
I am a good candidate for this loan because I have the means to pay it back in a very short period of time giving investors a much quicker return. This will give you, the investor, a quick return and free up cash to make bigger and better investments. I am a retired CFO with over 25 years experience in this position. With that being said, as a CFO you live by a code of ethnics and I know what investors want and that I usually give to my investors. Just by reviewing my profile, I have a long steady history of never having any late payments or delinquencies ever!! That is the number one reason you?can rely on?your investment?being better?secured. Please do not hesitate to bid because you will find that this is one of the better, more secure?investments you can make here on Prosper.. Thanks!

Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $?300
??Car expenses: $?200
??Utilities: $?300
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $?100
??Credit cards and other loans:?$600?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1998	Debt/Income ratio:	5%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$410	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	mbetha	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MY WEDDING DEBT
Purpose of loan:
loan will be used to?pay off my weddingI? My wife and I would much rather pay individuals than banks.?

My financial situation:
I am a good candidate for this loan because my wife and I make good money and have never defaulted on any loans.? We recenlty got married and looking to pay off the remaining wedding expenses.? We?are committed to paying off everything?within 2?years.....we think that is fully attainable, with a budget and perseverence.???I should also mention that my wife works and greatly contributes to the bills as well as entertainment. Prosper does not let me include her income.

Monthly net income: $ 3,900
Monthly expenses: $
??Housing: $?1,200
??Insurance: $ 85
? Utilities: $ 200
??Phone, cable, internet: $ 65
? Credit cards and other loans:?$250

We have an?excellent record of properly paying all?of our?loans in a timely manner.? If you have any questions please don't hesitate to ask.?? Send them and?we will respond ;)

I appreciate your confidence in me and allowing me to borrow your funds.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1988	Debt/Income ratio:	32%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	21y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,502	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	proper-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bil and house repairs!
Purpose of loan:
This loan will be used to?

Pay down some of my cards and start in on repairs for the home that i will sell in spring 2010.

My financial situation:
I am a good candidate for this loan because?

Money is tight and have a bit of debt. Separated and headed for divorce....so times arent so good per say. However, in spite of all that the future is bright as i head for a fresh start with a new someone special. Though debt is high, after the house that i own in partnership sells (located in one of the more upper-scale areas of california), which will go on the market in spring 2010, my financial situation will improve greatly. I have always held a quality job, never been fired or laid-off even in the worst of times. And even in tough times, always make sure paying my bills is a priority over other things such as liesure activities or otherwise. Being a responsible debt re-pay-er is something i pride myself in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$176.68

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2005	Debt/Income ratio:	9%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,504	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Highlander1974	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay some of my credit accounts.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time?and I been on my current job for more than 10 years.

Monthly net income: $2,708.23

Monthly expenses: $
??Housing: $950.00
??Insurance: $0.00
??Car expenses: $40.00 (Car Insurance)??
??Utilities: $140.00 ?
??Phone, cable, internet: $109.00
??Food, entertainment: $250.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $180.00
??Other expenses: $127.00 (My daughter school) (This amount is only for 6 months of the year)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$645.34

Auction yield range:	8.29% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1990	Debt/Income ratio:	12%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,061	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	stylish-return	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fitness DVD Production Loan
PURPOSE OF LOAN:
I am seeking $20000 to fund the production of the first DVD in a new series of home workouts that showcase popular styles of dance from intriguing international cities. The DVD provides viewers with a body sculpting workout, a repetoire of fun dance moves and a virtual visit to an enticing international city. Using sales numbers of similar DVDs that have released since 2007, I project I will be profitable after the first year of sales.

SOURCES AND USES OF FUNDS:
$10000 of the loan will be used to shoot and edit the video. $3000 will pay for music licensing. The remainder will cover expenses including a lawyer, the website and publicity. I have $10000 of savings available to use as emergency funds.

ABOUT ME:
I currently run a business the world?s top makeup artist. I oversee a brand partnership with Proctor & Gamble. I produce luxury fashion events in NYC and Paris, including Christian Dior Haute Couture shows and Louis Vuitton Ready-to-wear shows. I hope to bring all my experiences together: fashion, travel, music and dance to create a product of the highest quality that provides users with a unique, fun, on-trend home exercise experience.

I am an outstanding candidate for this loan. I have excellent credit, no debt and solid employment. I have researched the endeavor throughly and created a strong strategy to execute my vision with the best returns.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2004	Debt/Income ratio:	41%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,470	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Swordsman596	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	4 ( 27% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	11 ( 73% )	640-660 (Jul-2009) 640-660 (Jun-2008)
Principal balance:	$2,620.56	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Striving Student to consolidate!
Purpose of loan:
This loan will go to consolidate about $2,000 worth of debt on three accounts with an average APR of about 20%.? One of these accounts is a line of credit with my bank which is already closed, and I would just like to have it gone for good.? One of these accounts is a gas card with a ridiculous APR of 29.9%, which I would like nothing better than to get rid of completely.? The final account is my only credit card, which is the only account I intend to keep open.? I use it to consolidate a few of my regular bills (i.e. car insurance, cell phone) for easier payment at the end of the month.? The only reason it has much of a balance on it is because I had to spend about 700 dollars on vehicle maintenance all at once, and I wish also to have that paid down.

My financial situation:
I am a good candidate for this loan because I have a steady job which pays me adequately, works seamlessly with my busy college schedule, and finally allows me access to extra hours in case I need to earn some extra cash during a particularly costly month.

I would also like to point out that I have paid off a full third of my total debt since the beginning of 2009, and that my fico score has gone up thirty points as well.? I am a responsible hard working student who gets everything paid for, one way or another.

Monthly net income: $1,800

Monthly expenses: $
??Housing: $0
??Insurance: $90
??Car expenses: $120 (gas)
??Utilities: $0
??Phone, cable, internet: $80
??Food, entertainment: $60
??Clothing, household expenses $0
??Credit cards and other loans: $700
??Other expenses: $variable - school expenses (supplies, textbooks, etc etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Nov-2009)	Current / open credit lines:	19 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,831	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jangel_investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Proprietary product worth seeing
Purpose of loan:
This loan will be used to purchase the exclusive rights to resell the Termite Tracker in CA.? This product is in large demand by termite companies across CA.? The main reason why this product is not used widely in our industry is because of the cost.? We already demonstrated the product to numerous termite company owners and they all?LOVED the product.? The price was the only drawback...but they all wanted it.?

Our plan is to purchase the exclusive rights to resell the Termite Tracker and build it at a lower cost, thereby reducing the cost to the customer.

The Termite Tracker is an acoustic emissions device that picks up sound waves from termites actively communicating and eating inside the wood.? Our?company currently uses this device and customers love to see PROOF of termites before they sign off on treatment.?

Our company has been featured in the San Jose Mercury in 2007 under the business name " Bell and Chow Services."? We don't?ever fumigate or perform soil treatments because of the environmental impact.? More details can be found at our website.? www.bioventtermite.com

We are seeking financing here because the banks would not qualify us for a loan due to a short amount time Biovent Termite has been in business.
My financial situation:
I have an excellent 790+ FICO score. The company makes enough to stay in business, but we want to grow and expand our business across CA.? We can only do this with your help.?
My financial situation:
I have an excellent 790+ FICO score. The company makes enough to stay in business, but we want to grow and expand our business across CA.? We can only do this with your help.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	15%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$396	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	4
Screen name:	chica2008	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008)
Principal balance:	$652.15	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
easy money for you
Purpose of loan:
This loan will be used to?hello all the purpose of this loan will be to purchase some used appliances and furniture for the new home i purchased this loan will be paid back within 4 months you have my word read on and please ask questions thanks

My financial situation:
I am a good candidate for this loan because? i value my credit rating and respect the prosper community i have never missed or been late on my current prosper loan and i dont plan on it i pay all my bills on time and i hope the prosper community will believe in me again i actually plan on paying this loan off within 4 months i also will pay off my other prosper loanright before this loan is funded if its funded if not i will be paying it anyway when i got my 1st prosper loan my credit rating was 620-640 and at the time i was getting my credit together because i was a victim of identity theft that explains the 6 dqs in last 7 years i dont know why that wasnt removed since i got mt credit together since the theft also the 4 inquires come from looking for a house and trying to get a best buy card for appliances my score dropped on prosper from 620-640 to 600-620 i am not a high risk bid on me and i promise this loan will be paid in full within 4 months you have my word and that means a lot thanks in advance bidders and i hope this listing was more detailed for you also please ask me questions i will answer them thanks and happy bidding?

Monthly net income: $ 3000

Monthly expenses:?
??Housing: $ 420
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 125
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $?200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$798.56

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	32%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,442	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	basis-taiko	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit cards and small loans for a single monthly payment

My financial situation:
I am a good candidate for this loan because I am a quality borrower and will repay this loan in a timely manner. ?

Monthly net income: $ 7200

Monthly expenses: $
??Housing: $ 1648.00
??Insurance: $ 300.00
??Car expenses: $?1200
??Utilities: $ 400.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $?400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 900
??Other expenses: $ 255
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$199.64

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	36	Length of status:	0y 7m
Amount delinquent:	$84	Revolving credit balance:	$22,448	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	receptive-income4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
EgsMama
Purpose of loan:
This loan will be used to?

Open a children's consignment store with my mom. She has been renting a commercial building for 12 months to operate her faux finishing business.? We have decided to take the existing location and turn it into a store.? We have completed half of the work, but need additional funding to replace windows, remove trees, purchase inventory, purchase a cash register and computer, and install wall racks.

My financial situation:
I am a good candidate for this loan because?
I have a degree in business management and have done extensive research on the probability of success for a consignment store in this area.? I have established a successful in-home daycare that will help fund further investment in the business and re-pay the loan.? My husband pays 100% of our house bills, so my income will be used exclusively to pay for this new venture.? I have never had a loan go into default or paid a bill late.?

Monthly net income: $ 1,500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.95%	Starting borrower rate/APR:	18.95% / 21.17%	Starting monthly payment:	$183.15

Auction yield range:	17.29% - 17.95%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1983	Debt/Income ratio:	4%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,679	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enthusiastic-dinero92	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Improvements
Purpose of loan:
This loan will be used to? Building improvements on a commerical building that my wife is currently renting.? She has been an established faux finisher for 10 years.? My daughter has a degree in business management, and they are going to turn?the shop into a children's consignment shop.? We have already completed half of the work and need additional money to buy inventory, remove trees, purchase a cash register and computer, paint exterior and replace some windows.?

My financial situation:
I am a good candidate for this loan because? I have a secure job with UPS.? I have been with UPS for almost ten years.? My monthly income is enough to repay this loan and sustain our current expenses.

Monthly net income: $ 4,400.00

Monthly expenses: $
??Housing: $ 1863.00????
??Insurance: $ 135.00
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$667.06

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1980	Debt/Income ratio:	95%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$41,020	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wonderous-diversification9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff of credit cards
Purpose of loan:
This loan will be used to? payoff credit card debt

My financial situation:
I am a good candidate for this loan because? I am never late with payments and always pay at least the minimum amount due by the due date. I have excellent credit, but got into some credit card debt that im trying to get rid of.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1990	Debt/Income ratio:	55%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	31	Length of status:	5y 8m
Amount delinquent:	$4,577	Revolving credit balance:	$151	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-spiritual-greenback	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my debt
Purpose of loan:
This loan will be used to?I want to pay off?credit card debt?and other loan debt.? We had gotten other loans seperating them with numerous of interest and now we just want to combine it into one payment and be debt free in the 3 year repayment and the only debt we would have left is our mortgage, equity line and the utilities.

My financial situation:
I am a good candidate for this loan because? I am not the only income in my house my husband makes 35 k a year we wanted to pay off all our debts and combined them into one payment.? The only seperate payment would be our utility, home mortgage and equity line.?

Monthly net income: $ 1619.97 is my net income, my husband net income is 1900.00
Monthly expenses: $ 200.0
??Housing: $ 1534.24
??Insurance: $ 100.00
??Car expenses: $?200.00
??Utilities: $ 400.00
??Phone, cable, internet: $?255.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 295.00+400.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1991	Debt/Income ratio:	21%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,836	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	enriching-return7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards and close them out.??FInally pay off all my revolving accounts.

My financial situation:
I am a good candidate for this loan because?I am dependable to repay it back.? I have a steady job that I have been in for 19 years.? This loan will help out my family tremendously.

Monthly net income: $ 77,000.00

Monthly expenses: $
??Housing: $ 1885.00
??Insurance: $ 150.00
??Car expenses: $ 850.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 650.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.80%	Starting borrower rate/APR:	12.80% / 14.94%	Starting monthly payment:	$211.67

Auction yield range:	4.29% - 11.80%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	14%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$118,496	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Jeffgo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest Credit Card Pay-Off
Purpose of loan: The loan is to be used to pay off my Discover Card,? The balance is $6300 at 20.99% intrest.? Like most credit cards they have increased my interest rate.

My situation:
I am a single?Mother with a?12 yr. old son.? I have always?maintained a professional job and continue to pay my?creditors?on time.? I'm with my current employer?for almost 8yrs.? and have always maintained a good salary.? I have good credit and strive to continue to provide a good?environment for my son.? In 2007, I went?green and had solar panels placed on our home,?I paid for that utilizing credit cards.? With the state of the economy, credit cards have spiked interest rates and I'm trying to rid myself?of the higher?interest rate cards.

I am reliable, responsible, and always pay my creditors.? This?is my first loan and once I've paid Discover Card, I will continue to try to pay?off other cards.? My goal is to remove debt so that I can actively plan and save for my son's education.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,322	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	familyman-sam	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for the busines
Purpose of loan:
This loan will be used to?
buy inventory for the holleydays
My financial situation:
I am a good candidate for this loan because?i could make payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1988	Debt/Income ratio:	20%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,216	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-jubilee1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off credit cards with higher interest rates and costs from moving to better job in Sarasota, Florida.
My financial situation:
I am a good candidate for this loan because?
I have a stable work?and payment history and I have a track record of being very successful in my career. I also have somone splitting expenses with me in my condo.
Monthly net income: $
5,000
Monthly expenses: $
??Housing: $ 750
??Insurance: $ 70
??Car expenses: $ 335
??Utilities: $ 80
??Phone, cable, internet: $90
??Food, entertainment: $ 200
??Clothing, household expenses $ 65
??Credit cards and other loans: $155
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,642	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	blue-moola-accordion	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
Purpose of loan:
I am getting married on November 21, 2009.? I have been saving up for this day for the last 2 years.??I decided, incorrectly to payoff my Bank of America credit last month, to the tune of $10,000.? A week after paying off the card, Bank of America turns around and closes the card. ?I had never been late or gone over the credit limit in the years since I got the?card.? When I called Bank of America?for an explanation, they offered none and?refused to reinstate the card.? When I tried to explain the situation to their customer service reps, the only help?I got was that the economy is bad and I am not the only one to have their card closed.

I would rather pay a higher interest rate to Prosper members,?who like myself?actually work for a living, rather than giving the?big banks anymore of my money.?

My financial situation:
I am a great?candidate for this loan because?I earn a great salary monthly and?I usually?earn an extra 10k to 20k quarterly in commisson.

Monthly net income: $3000. however February, May, August, and November my net income is higher because of commission.

Monthly expenses: $
??Housing: $ 750 ( i rent)
??Insurance: $ company pays for it
??Car expenses: $ company car no expense
??Utilities: $?200
??Phone, cable, internet: $ 100 (cable) , ?(company pays for internet and phone)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	2%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	point-prairie	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my medical bills
Purpose of loan:
This loan will be used to?Pay off medical deductibles and copays that I have incurred over the past 2 years.? I have NEVER paid a bill late, but I need to stop making minimum payments on these bills and get them paid off.? I became disabled 3 years ago, but I get a nice Social Security Disability check.? I am?permanently disabled, so my income will be steady.??I am upbeat about my situation, but this loan will give me the peace of mind I need (especially with Christmas coming and my four grandchildren!)??Thank you for considering me!?

My financial situation:
I am a good candidate for this loan because?I always pay my bills ON TIME!?

Monthly net income: $ 1800

Monthly expenses: $ 800
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 31.45%	Starting monthly payment:	$41.09

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1989	Debt/Income ratio:	12%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	59	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,039	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-forceful-payout	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
divource
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? because i have credit scores to proof im worthy.....and i can fax upon request.im disabled due to 7 surgurys,5 in my spine,not because of not paying bills,im back on track and have credit card,s....financed a van,used but the point is i was approved by a bank,i dont have reay money to get a divouce,i get paid,once a month from s.s. and im able to make a certain amount from personal care for my brother who has musculardistrophy,and child support i get.....and extra money from s.s. for my children

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$167.24

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2006	Debt/Income ratio:	9%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	3y 7m
Amount delinquent:	$2,701	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	euro-ringleader	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car/ debt consolidation
Purpose of loan:
This loan will be used to? the get a new car and payoff debt

My financial situation:
is strong i make good money but dont have any saved up. I am a good candidate for this loan because? i have a strong well paying job and make 100+ tips a night.

Monthly net income: $2000+

Monthly expenses: $800
??Housing: $325
??Insurance: $200
??Car expenses: $0
??Utilities: $25
??Phone, cable, internet: $25
??Food, entertainment: $175
??Clothing, household expenses $50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$287.09

Auction yield range:	8.29% - 21.17%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1988	Debt/Income ratio:	14%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$81,087	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Banker40	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to payoff college loans
Purpose of loan: This loan will be used to pay off the remainder of my college debt. My company is paying all but $7,500 and I want to payoff the rest of my credit cards that have this on them. It took me a long time to get my Masters but I am very happy and it cost me a lot.
This loan will be used to? Payoff the remainder of my college debt.

My financial situation:
I am a good candidate for this loan because? I have never had a late payment and my credit is excellent even though my score is low. By paying off my credit cards and my company paying the rest I will only have a $40k balance on my home equity loan that was used to purchase my house. I am very good with paying back debt.

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $ 1020.00
??Insurance: $ 120.0
??Car expenses: $ 300.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 750.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2004	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	1 / 0	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	spirited-wampum6	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying rent and truck
Purpose of loan:
This loan will be used to? help pay for this months rent and help me register an insure my new truck.

My financial situation:
I am a good candidate for this loan because? i recently was medically separated from the United States Air Force and i need a little help to get back on my feet.

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 360
??Insurance: $ 100
??Car expenses: $ 60
??Utilities: $ 23
??Phone, cable, internet: $ 40
??Food, entertainment: $ 80
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,836	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	transparent-power	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Development and Growth
Purpose of loan:
This loan will be used to hire a professional business advisor to help with developing a business and marketing plan?for adding?an additional product to my route. This product is new to the area with no other product of its kind and this product is also doing very well in all areas that it has been introduced.

My financial situation:
I am a good candidate for this loan because?I am dedicated to my business in seeing that it does well and I am supported by a nation wide corporation. My business is an S Corporation that has been in service for 2 years. It is a delivery route that delivers to major food chains and other grocery outlets.

I do have a bankruptcy in my credit report from 2003. I had taken this coarse of action after spending 5 years trying to find another way out but was informed that there was no other. The dealer that put us and 50 other home owners in the same predicament was charged and sent to prison.

Monthly net income: $ 5461.00

Monthly expenses: $
??Housing: $ 1419.00
??Insurance: $ 80.00
??Car expenses: $ 480.00
??Utilities: $ 184.00
??Phone, cable, internet: $ 248.00
??Food, entertainment: $ 417.00
??Clothing, household expenses $ 107.00
??Credit cards and other loans: $ 469.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$759.97

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,257	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	spsavage	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	700-720 (Latest)
Principal borrowed:	$14,460.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 680-700 (Apr-2008) 680-700 (Aug-2007) 680-700 (Jul-2007)
Principal balance:	$4,424.65	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
3rd Loan - NEVER LATE!!
Purpose of loan:
This loan will be used to consolidate all loans.?Credit card companies are raising its rate even thought I have never been late.? I have another loan that must go through a yearly resting period to maintain my low interest rate. Also it will free up my cash flow. ?So I want to consolidate all my loans.?

My financial situation:
I am a good candidate for this loan because?I had?2 loans with Prosper and never been late. Usually my payments are early.?? My wife is an IT consultant and she has a very steady and reliable income. The house we own is in my wife?s name since it was bought it before we were married. So it does not show that I am a home owner.? The mortgage is only $680 and was appraised this past year with over $100,000 equity. Furthermore, my business has been steadily improving even in this economy.? I know with confidence that this loan be paid back.??

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	51%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,403	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	Idahoishome	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	27 ( 96% )	700-720 (Latest)
Principal borrowed:	$19,000.00	< mo. late:	1 ( 4% )	720-740 (Aug-2009) 680-700 (Jan-2008) 620-640 (Jun-2007)
Principal balance:	$2,793.48	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Refinance Prosper Loan - NEVER LATE
Purpose of loan:

To reduce my monthly payments on my current Prosper loan. I've had one loan, paid it off, and now I want to free up more of our monthly cash flow and reduce my monthly payments while paying a decent return to those who trust me with their money.

My Current Prosper loan has been paid ahead and I've never missed a payment. Prosper shows I was less than 15 days once - that was when I changed banks from WAMU/Chase to my local credit union and the change happened the day after they tried pulling the money. They got the money the very next day when I called and spoke to Prosper, authorizing them to pull the payment again. There's never been a problem before this, and never since I changed banks.

My financial situation:

I am a good candidate for this loan because we have had impeccable credit and my credit score went up significantly since my last loan. My husband and I are both securely employed - he in the Air Force, me with the Department of Labor. (Yep, unfortunately, my job is EXTREMELY secure right now...)

Monthly net income: $ 4600 (Both incomes)

Housing: $ 1200
Insurance: $ 100
Car expenses: $500
Utilities: $500
Food, entertainment: $ 500
Credit cards and other loans: $900 (Prosper loan is $459 of this!)
Daycare $400/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$339.13

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	18%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$51,782	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Invest4Good	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2008)
Principal balance:	$5,969.20	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Equal or lower rate on card
This loan will be used to pay off a credit card with a high interest rate
I have a great credit rating for a reason - I have been steadily paying my bills for 25 years. I love to work, have a great job, a bright future, and have been paying off my credit debts at a good pace. I?d love to pay them off faster!
I live very frugally. My car is not flashy and is used, my house is a wonderful sensibly designed 1930?s ?Craftsman? bungalow, which is valued very highly, in a good area of one of the only ?recession-proof? cities, my wife is a wonderful woman who is not interested in material things or status.
We don?t want to incur more debt with this loan ? we want a better rate to pay off one of our cards.
This will be my second Prosper loan. About a year ago, I was honored with a Prosper loan for a smaller credit card. I have enjoyed seeing the absence of that credit card company in my life, I am current with that loan, the rate was an improvement, and the load taken off my finances is wonderful ? thank you!
This loan pays off another card. We can pay the current APR, and we will continue to do so, so either this money can go to the credit card company or to you, the Prosper community. It would be nice to get a lower rate, but it is more important to get a rate that is not at risk of corporate whims, and to be paying out to real people is a morality bonus point.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	33%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,944	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	StMichael36	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008) 660-680 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Managing my money
Purpose of loan:
Hello, I am a route delivery driver and college educated employee for a local Minnesota printing and design company. We are doing well at the plant and I am taking more hours and more work as business picks up. I have a solid job, and my family owns the company that I work for. I bought a home in June and am settling some of my roots and getting married in the next couple months to a beautiful hardworking bride. With all of this positive news in the air, I have one small problem in my happy life: Citi has now decided to raise my credit APR twice in 16 months on an account I have had with them in for a few years. The account has little activity on it other than timely and consistent payments. my APR with this account was 9.86%, and now is 15.9%, and they are raising it in 45 days to 29.9% with no default on the card account.

My financial situation: I have a union factory job in a solid industry that is weathering this financial downturn. I work 50 to 60 hours a week and have been paying this account at about ~$250.00/mo for some time. I have used this account for large specific purchases (airfare, computers, appliances)with a billing plan to pay both the principal and interest. When the card was 9.86% this was easily managed. Now it is not paying so much principal and I am looking for an alternative.
I am a good candidate for this loan because I own a home in a part of the country where home values climbed in this last quarter. I am a hardworking employed person who wishes to make payments and pay this loan off for someone that is looking to make more than what a bank will get you in a CD or many other investments. I have a car, a home (with a good deal of equity in it(loan for $164 with county assed value at $202 for tax year 2009), but I would prefer not to get a home equity loan this soon after buying) and a stable life and will be married in 4 months. I am looking for a way to pay principal off and not have Citi take so much of my money, but am realistic and know the cost of borrowing and that a good lender will want consistent profit. Thank you for considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$185.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	6%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,340	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gratefullyblessed	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my family
?Due to immigration reasons, my hubby lives in Philippines & I live in USA. My hubby & kids will join me in 2 yrs.He makes $150/month as caregiver.I send $1200/mo to family.My hubby wants to provide more for our family;WE want outdoor restaurant? in our garden by year-end. Many love my hubby?s cooking! Philippine Elections is May 2010, my hubby knows many running for political office who want our place for meetings.Also from Karaoke we could make $750/month & MORE with food & beer sales.DEFINITE RETURN OF INVESTMENT!??

I?m a good candidate for loan because my Experian scorex plus is 700-720 & I?M NEVER LATE WITH PAYMENTS FOR 7 YRS.My Prosper rate might be B instead of HR w/out 7 y.o. bankruptcy(t.y. to a messy divorce).If we have a resto my hubby can help more financially & more money left to pay debts here.THANKS & GOD BLESS U!??

Monthly net income:? $6200
Monthly expenses: $4000??????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$329.86

Auction yield range:	3.29% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	4%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,769	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ore-bada-bing	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating the kitchen
Purpose of loan:
This loan will be used to renovate the kitchen on 2nd floor of my multi-family house, so I can collect higher rents.

My financial situation:
I am a good candidate for this loan because I have good credit score, I always pay off my credit card and?mortgage on time. I also have rental income from my property.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,369	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	listing-karate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? Pay off credit cards

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time. I will pay back on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.44%	Starting borrower rate/APR:	11.44% / 15.03%	Starting monthly payment:	$32.95

Auction yield range:	4.29% - 10.44%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2002	Debt/Income ratio:	10%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,310	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	money_player	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To reinvest in Prosper
Purpose of loan:
This loan will be used to give loans to other prosper borrowers.

My financial situation:
I am a good candidate for this loan because me and my wife have a secure job, totaling more than $100k a year. I have been a prosper member for more than a year, and gave loans to 11 people. I have a good understanding of how to bid on different people and make some profit margin.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$916.27

Auction yield range:	17.29% - 17.99%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$28,476	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	triumphant-listing5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Employee Expansion
Company expanding from 1 employee to 15 with full leadership team. Need working capital to pay off vendors and free up capital on credit cards.

2007 Sales - $212,000
2008 Sales - $137,000
2009 Sales - $110,000 Projected

2010 Sales are project at 500,000-$1,000,000 with nationwide team.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1991	Debt/Income ratio:	31%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,439	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1970cessna	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008)
Principal balance:	$1,411.14	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Repairs to fence/gates, driveway
Purpose of loan:
This loan will be used to repair backyard fence/gates and driveway to garage.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and my current Prosper loan is evidence of that.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$181.49

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,900	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	phenomenal-credit8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the holiday season

Purpose of loan:
The purpose of this loan will be to take our new business to the next level and sustain our productivity throughout the holidays into April of 2010. We have extended our personal resources to use our company ?SMART? Car for general business and advertising purposes, as well as, purchasing space at well established gallery in a prime location in Santa Monica that deals directly to our targeted market of 18 ? 50, ?fashionistas? with disposable income and a discerning eye. Also our company builds only eco-friendly products, completely made in America.??

This loan will be used to???
1)???? Invest in six months? rent at http://www.handmadegalleriesla.com/ . This will be a featured, secure location in the store. This store brings much notoriety being on Ventura Blvd and is frequently featured in Los Angeles fashion trend pieces on television and in print. ($1,200)??
2)???? Invest in staff resources to fill 40 orders. ($500).??
3)???? Invest in product promotion for introducing our product to the Ventura Blvd area. ($500).??
4)???? Invest in eye ball advertising by purchasing a vehicle wrap for our business asset the SMART car. ($1,000)??
5)???? Invest in websites and logo design to further improve our business image. ($1,800)??

My financial situation:

I am a good candidate for this loan because, I am a dependable individual with high ethical standards. I am hard working and very detailed oriented. Once I am committed to something I will see it through. I am very creative person who is able to be flexible with my product to ensure successful sales, yet committed to the quality of my product. There is no reason why I will not generate the funds to fulfill my obligation on the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.01%	Starting borrower rate/APR:	14.01% / 16.17%	Starting monthly payment:	$170.91

Auction yield range:	4.29% - 13.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1997	Debt/Income ratio:	25%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,124	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	benjamins-goblin	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expecting Second Child
Purpose of loan: This loan will be used to consolidate debt and supplement my wife?s income while she is on maternity leave. My wife and I are expecting our second baby and we are very excited! My wife is self-employed as a massage therapist and her income will be about half while she takes some time off after delivery. This loan will allow us to relax during the remainder of her pregnancy as we know that we will be financially okay when she is at home with our new baby.

My financial situation: I am extremely money conscious. My focus is to be financially responsible and as such I would like to lower our monthly payments before she goes on leave.

Monthly net income: $ 4500 including my wife?s income.

Monthly expenses: $ ??Housing: $ 1350??Insurance: $ 160???Utilities: $?200??Phone, cable, internet: $ 150??Food, entertainment: $125 ??Clothing, household expenses $ 150??Credit cards and other loans: $?1500??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1993	Debt/Income ratio:	39%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	62	Length of status:	8y 3m
Amount delinquent:	$3,865	Revolving credit balance:	$6,628	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	nickel-dreams	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me out of PAYDAY LOAN HELL PLS
Purpose of loan:
This loan will be used to pay off 6 payday loans.

My financial situation:
I am a total idiot.? I took?out one payday?loan to tide us over during a?bad time last summer.? Things got totally out of control and now I have 6 loans and pay $1800 every 2 weeks just to?keep the loans going.? I need to get rid of these to regain control of my life.? I plan to pay this loan off on a very?accelerated schedule.? ?I am a good candidate for this loan because I have learned the hard lessons of poor money management and now have a plan in place to handle all our expenses once I obtain this loan to get us back?to a?stable point.? These payday loans have caused the poor credit information you see in my information.? Before them we never made a?late payment on a single?account.? I am sure you are thinking that if we were unable to handle our finances before that we will be unable to handle them now but we have learned our lesson and are working with a consumer credit counselor to establish a sustainable budget.? It would only take 130 lenders risking a mere $50 to save our family's financial future.? Will you please take that risk for me?? I will be eternally grateful?and?your?kindness will be rewarded.

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 1470
??Insurance: $ 300
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $?200
??Food, entertainment: $?750
??Clothing, household expenses $?500
??Credit cards and other loans: $ 2000
??Other expenses: fuel $500
????????????????????????????student loan $425
Without the payday loans we will have more than enough income to pay this loan.? I am begging for help.? PLEASE!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.90%	Starting borrower rate/APR:	28.90% / 32.70%	Starting monthly payment:	$43.94

Auction yield range:	8.29% - 27.90%	Estimated loss impact:	7.17%
Lender servicing fee:	1.00%	Estimated return:	20.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	27	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,768	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	99	Homeownership:	No
Inquiries last 6m:	0
Screen name:	determined-p2ploan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANTED: Help Restarting the Clock
Purpose of loan:??I would be using this Prosper Loan to pay off my?highest interest rate credit card ($950 @ 28.9%).? This credit card is reporting me as delinquent even though I have been making regular payments for 10 months though a payment program.? Please note?that I show?(2) accounts as "Now delinquent", but the "Amount delinquent" = $0.? I have been told that once my payment program is complete (next year),?my account will show as current.? My wife and I currently rent a condo, and I?am extremely motivated to improve?my credit score with hopes of purchasing a home in a couple years.? I am well aware that it will take TIME to improve my credit score, but?I'd?like the CLOCK to start ticking with all my accounts showing current.? Please help me restart the CLOCK!!!

My financial situation:? I am a 36 year old male, and I accumulated?my?debt while "paying" my way through college.? After college, I spent 8 years?working for a large financial consulting firm?as a strategic cost?analyst; then?6 months ago, I became an independent financial consultant.??The majority of my clients made the transition with me from the large firm to my independent practice as they?recognized an immediate cost savings while continuing to work?with me; I could?charge less, but keep more as I have very low overhead.? My clients pay an annual fee, thus my income is steady.

My credit score:? Last year, my income was greatly reduced?as my employer cut commission payout rates by 35%.? As a result,?I fell behind on many?of my payments; thereby causing?my?credit score to fall dramatically.? However, the transition to an independent consultant?has been going very well, and my income is?steadily rising with every new client that?hires me.??It has?been a very difficult?couple years for many Americans, and it taught me to?focus on my personal spending.? I realize how ironic it is that a strategic cost analyst would need to be "taught" to watch his personal spending, but I've also heard that doctors smoke cigarettes.??

Monthly income, expenses and net cash flow:? I have listed my monthly income and expenses below, which shows my net cash flow as $616.

Monthly net income: $ 4,252

Monthly fixed expenses: $ 3,186??
Condo rent: $ 955
Auto payment:? $ 0 - own my car outright
Auto insurance: $ 86??
Gasoline:? $ 160
Utilities: $ 180?- gas, electric,?cable, phone?
Credit cards and student?loans: $?1,255 - reduced?if I get Prosper Loan
Business expenses: $ 250?- website/email hosting, cell phone (I work out of my condo)
401k loan payment: $300

Monthly variable expenses: $ 450?
Food, entertainment: $?250??
Clothing, household expenses $?200

Monthly net cash flow: $ 616
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$82.46

Auction yield range:	4.29% - 10.52%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	6%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Rowandoll	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	47 ( 100% )	760-780 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007) 660-680 (Jul-2006) 660-680 (Jun-2006) 660-680 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
I'll be home for Christmas
Hi, everyone. The holidays are upon us, and I want to make it out to Los Angeles to see my family. My folks wanted to do this for me as a gift, but their job situation wasn't going to permit it. I'd like to surprise them, and provide them with gifts. I've paid off two previous prosper loans and am presently debt free. My breakdown is as follows.

Income $35K
Rent $500
Utilities $220
Groceries $220

I'm looking to pay this loan off within the next six months. Please aid me in making my family's wishes come true.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2004	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,628	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	a-sophisticated-responsibility	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College Tuition, 1 Semst
Purpose of loan:
This loan will be used to pay for college tuition and expenses. I am a Senior graduating in the Spring with a B.A. Economics/Computer Science. I have ample work experience (6 internships, including top tech companies in silicon valley), and I will begin working next summer full-time with a stable job and steady income. Resume and references can be provided upon request. I currently hold a part-time job on campus.

My financial situation:
I am a good candidate for this loan because my credit score is 662, I have 6+ years of internship experience. I hold an on-campus job with the ITS department. I will be able to pay this loan off steadily until I begin working in the summer in which I will begin making even larger payments than the minimum required. I am low risk because I have a job that will cover this monthly payment, and I have secure job prospects lined up post graduation in the Spring.

Monthly net income: $ $650

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 15
??Phone, cable, internet: $ 0
??Food, entertainment: $ 1000
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1995	Debt/Income ratio:	19%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,662	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	poetic-gold	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to pay for college books and expenses.

My financial situation:
I am a good candidate for this loan because? I am trustworthy, honest and pay my bills on time.?I will not have any problem making?monthly payments on time and paying off this loan quickly and efficiently.? ??I am attending school full time to earn my degree in horticulture.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$301.54

Auction yield range:	11.29% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1988	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$67	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	racco	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	3 ( 12% )	740-760 (Sep-2009) 640-660 (Jul-2007)
Principal balance:	$2,656.41	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
New Siding
Purpose of loan:
(explain what you will be using this loan for) The purpose of this loan is to assist in paying for new vinyl siding on my home.
(explain why you are a good candidate for paying back this loan) I have worked in the Health Care field for 16 years as a Physical Therapist.? Therapists are in high demand and I am able to work side jobs at premieum rates to assist me in paying off this loan.? I currently manage a department of 50+ employees and have excellant earning potential.? I have one year left on an existing Prosper loan and have an excellent history of paying on the existing loan.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 700
??Insurance: $?100
??Car expenses: $?0
??Utilities: $ 250
??Phone, cable, internet: $?200
??Food, entertainment: $ 225
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 300
Total Monthly Expenses:$2675
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.44%	Starting borrower rate/APR:	11.44% / 13.56%	Starting monthly payment:	$115.32

Auction yield range:	4.29% - 10.44%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1969	Debt/Income ratio:	25%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	29y 5m
Amount delinquent:	$0	Revolving credit balance:	$49,174	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	viking70	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
pay off some high credit cards
Purpose of loan:
This loan will be used to? Pay off one high interest credit card.

My financial situation:
I am a good candidate for this loan because?? I always pay my bills and have been with the same company for 28 yrs.

Monthly net income: $ 7300

Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 249
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1350
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.30%	Starting borrower rate/APR:	21.30% / 23.55%	Starting monthly payment:	$85.12

Auction yield range:	8.29% - 20.30%	Estimated loss impact:	6.98%
Lender servicing fee:	1.00%	Estimated return:	13.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$39,182	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	asset-swashbuckler1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to pay medical bills.

My financial situation:
I am a good candidate for this loan because I am married and have a steady job history.? I want to pay off medical bills.

Monthly net income: $ 2500

Monthly expenses: $ 1100
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $?0
??Credit cards and other loans: $?300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	17%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$416	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hawksrock01	Borrower's state:	Illinois	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 79% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	6 ( 21% )	600-620 (Jun-2007)
Principal balance:	$880.90	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying for Graduate School
Purpose of loan:
Thank you for taking the time to read my loan request.? I am seeking a loan that will help pay for my graduate studies, as I will be doubling up on courses while working full time, and would like to take care of the financial aspects of the courses up front.

My financial situation:
I am a full-time Fine Arts Teacher in a rural school district.? Currently, I am in my 8th year of teaching.? In addition, I work a?part-time job in the retail industry.? With the pay increase that will come with these graduate hours, there will be no difficulty paying back lenders in a timely manner.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 510
??Insurance: $ 90
??Car expenses: $ 300
??Utilities: $?100
??Phone, cable, internet: $ 52
??Food, entertainment: $ 75
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 300
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1993	Debt/Income ratio:	42%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	21y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,295	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thorough-deal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down bills
We really want to pay down are bills and build our credit back to where it was. We would like to put the bills that we have all together and just pay on that. We will be able to make the payments, because they will be better than we are paying now and we can have them paid off faster. I've worked in the military for 23 years and promise to make the payments on time. I would even have the payment taken out of my checking account . Please give us a chance you wont be sorry. Everyone needs a second chance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1994	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tuyenvo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	53 ( 93% )	680-700 (Latest)
Principal borrowed:	$35,000.00	< mo. late:	4 ( 7% )	660-680 (Jan-2008) (Feb-2006)
Principal balance:	$4,839.04	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
Property tax time + Re-do balcony
Purpose of loan:
Need to pay my property tax and also have my balcony re-paved.

My financial situation:
Employed and have already paid off one of my Prosper loans.

Monthly net income: $4,500

Monthly expenses: $
??Housing: $ 0 (wife pays this)
??Insurance: $ 250
??Car expenses: $ 50 (gas)
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750 ($365 other prosper loan, the rest for AMEX and other credit card)
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2000	Debt/Income ratio:	10%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,536	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	creative-rupee	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"paying my mother's surgery"
Purpose of loan: To pay my mother's eye surgery and staying on the hospital for her full recovery. Because she will have the surgery in my native country, all the medical expenses will not exceed $2,500 dollars. I will use $1,000 from my emergency savings account. Her doctor said that her time in the hospital will not be longer than a week after the surgery and she can have her annual heart and bones check up.

My financial situation:
I am a good candidate because I do not have to pay any mortgage or renting. I live with my father and I only pay my personal expenses and help him with some house bills. I also have a part time job at JC Penney in Pembroke mall, Florida. I can provide you with phone number to verify if it is required. I do not own money on credit cards but because I am an authorized user on my father's cards, her debt is reported on my report as mine too.

Monthly net income: $ 2,400 only on K.G. International and around $720.00 (without including commission) at JC. Penny (around 20 hours/ week)

Monthly expenses: $
??Housing: $0.00 my father pays for house mortgage
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 150 my father's wife and I pay some house bills
??Phone, cable, internet: $ 100
??Food, entertainment: $ 80
??Clothing, household expenses $ 70
??Credit cards and other loans: $ 200
??Other expenses: $ 250? because my parents are divorced I support my mother and send her this amount per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.13

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	38%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$27,300	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	enticing-marketplace2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off my credit cards"
Purpose of loan:
This loan will be used to pay off 2 credit cards that I have.

My financial situation:
I am a good candidate for this loan because I have had the same job for 8.5 years. I have also earned raises each year?and have the flexibility to earn more money through on-call work for my company.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $1,220
??Insurance: $ 100
??Car expenses: $148
??Utilities: $ 85
??Phone, cable, internet: $150
??Food, entertainment: $?150
??Clothing, household expenses $?70
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	17%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,627	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	3
Screen name:	intrepid-social	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my wedding on my own
Purpose of loan:
This loan will be used to?
Pay for my wedding.? My parents are no longer able to help and now its on me to figure out.
My financial situation:
I am a good candidate for this loan because?
I have a stable job and usually a very stable support system.? I have no intentions of attempting to add any other debts in the forseeable future so there will be no conflict with repayment.?
Monthly net income: $
4200
Monthly expenses: $
??Housing: $?980
??Insurance: $ 125
??Car expenses: $ 500
??Utilities: $ 40.00
??Phone, cable, internet: $?150
??Food, entertainment: $?
??Clothing, household expenses $?150
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	25.50%	Starting borrower rate/APR:	26.50% / 28.83%	Starting monthly payment:	$405.57

Auction yield range:	8.29% - 25.50%	Estimated loss impact:	7.61%
Lender servicing fee:	1.00%	Estimated return:	17.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1982	Debt/Income ratio:	10%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$204	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-numero-uno9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business improvements
Purpose of loan:
This loan is needed for a restaurant that I am joining my mate in. It is a beautiful waterfront restaurant that belongs to my girlfriend. It was started by her mother in 1977 and she has owned it for 19 years. I work at my full time job while helping with the restaurant on weekends. The restaurant has grossed over 650k so far this year.

My financial situation:
I am a good candidate for this loan because I have no personal debt and a secure job.? My only monthly expenses are my household utilities, car insurance and a credit card that I pay off every month.My employer provides my house so I have no housing expenses. I believe in living within my means and rarely use credit.?? I have cosigned on two loans for my children that they are both paying off on their own.

I checked my credit report for the first time this month and found a California tax lien for $4000 that I am disputing because it's not mine. It looks like it will take awhile to get it off of my report. This is the fourth time I have listed this loan but it appears that if a loan isn't funded the first day or two by automatic bidding it rarely gets funded so I have withdrawn them early. I have the means to pay this loan back on my own so it's no risk.

The restaurant will repay this loan but I am personally standing behind it. I will repay this loan with automatic payments.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.12%	Starting borrower rate/APR:	29.12% / 31.49%	Starting monthly payment:	$272.81

Auction yield range:	14.29% - 28.12%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1995	Debt/Income ratio:	26%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,431	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	idaho41	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Oct-2008) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
paying off debt
Purpose of loan:
This loan will be used to? Pay off exsiting debts, will help by having one payment.

My financial situation:
I am a good candidate for this loan because I always pay my bills first.

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $ 00
??Insurance: $
??Car expenses: $ 185.00
??Utilities: $ 65.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $? 400.00
??Clothing, household expenses $? 100.00
??Credit cards and other loans: $ 270.00 this will be wrapped up with the prosper loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1992	Debt/Income ratio:	36%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,434	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	euro-drummer3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off high interest store credit cards

My financial situation:
I am a good candidate for this loan because? I have had a steady job for over 45 years.? I have a retirement from the State of Maryland.? I have always paid all my bills on time.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $1400
??Insurance: $100.
??Car expenses: $100.
??Utilities: $255.
??Phone, cable, internet: $100.
??Food, entertainment:$400????????????
??Clothing, household expenses?$200?
??Credit cards and other loans: $300.
??Other expenses: $200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$121.33

Auction yield range:	11.29% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	16%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,818	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ItalStal95	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 620-640 (May-2008)
Principal balance:	$2,903.93	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying for College
Purpose of loan:
This loan will be used to go back to school full time. I have been taking (1) class every semester for the last couple of years. I am ready to return full time with an anticipated completion of May 2012.

My financial situation:
I am a good candidate for this loan because I have made all payments on time for the last 6 years.

Monthly net income: $ 2820

Monthly expenses: $?
??Housing: $ 650
??Insurance: $ 190
??Car expenses: $ 373
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.44%	Starting borrower rate/APR:	13.44% / 15.59%	Starting monthly payment:	$508.59

Auction yield range:	4.29% - 12.44%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	51%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$548,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2ploan-lion0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? pay-off expenses from rental unit remodel.

My financial situation:
I am a good candidate for this loan because? I always repay my debts.

Monthly net income: $ 14,800

Monthly expenses: $
??Housing: $ 2800
??Insurance: $?200
??Car expenses: $ 600
??Utilities: $ 220
??Phone, cable, internet: $ 180
??Food, entertainment: $ 1200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 6000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	48%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,017	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	burgeoning-market	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards, loan
Purpose of loan:
This loan will be used to?
help me pay for off credit cards, school loan, store credit card
My financial situation:
I am a good candidate for this loan because? I'm a hard working honest family men, trying to eliminated credit card debt.??
please help me?

Thanks?
Nelson Castro

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$1,094.97

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1990	Debt/Income ratio:	29%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$24,906	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-capo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business startup
Purpose of loan:
This loan will be used to? to begin a real estate investment business.

My financial situation:
I am a good candidate for this loan because? I'll be get trained by?experts in the real estate business, and they are part of Armando Montelongo's company.? He has a show on A&E.

Monthly net income: $ 4000

Monthly expenses: $ 2000
??Housing: $ 700
??Insurance: $ 40
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	33%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,561	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	basis-booster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate higher interest credit card debt

My financial situation:
I am a good candidate for this loan because I am a Senior Sales Manager with a NASDAQ company, employed there for 3 years.

Monthly net income: $6700.00

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 200
??Car expenses: $400
??Utilities: $60
??Phone, cable, internet: $120
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $1000
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2008	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$204	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	point-sundae	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$126.03

Auction yield range:	4.29% - 21.00%	Estimated loss impact:	2.20%
Lender servicing fee:	1.00%	Estimated return:	18.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1986	Debt/Income ratio:	28%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$56,974	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	swpoint1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$5,196.38	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help pay off high interest credit !
Purpose of loan:
This loan will be used to pay off high interest credit card!

My financial situation:
I am a excellent?candidate for this loan because I have never been late on any payment to anyone.? I have an excellent credit history and have been working for 28 years.??I pay credit card payments and a little extra, but never seem to make a dent in the balances with the monthly revolving interest rates so high.? With this loan, I can pay off a substantial amount within three years.? My credit rating has always been A, but has recently dropped to C because my loan balances are just too high.? My boyfriend and I bought our house?4 1/2 years ago and put a subtantial down payment down.? Our plan was to refinance the house in 2-3 years and pull our down payment equity out to pay off the credit card balances. Unfortunately, the real estate market took a serious dive and our house is now worth 1/2 of what we paid for it only four years ago! (OUCH!).? We never expected to be in this situation.? We are very responsible borrowers and have a fixed 30 year loan at 6.5%.? We will just have to wait it out until the market recovers.? Meanwhile, we are in credit card debt and need some relief.? We are asking for your help.? Only my income is stated on this fact sheet.? Together we earn 185,000 a year.? I am in the service industry and he is?a licensed medical professional.? We are very trustworthy.? All household expenses are split 50/50.? Thank you for your consideration in funding this loan.? Please note that my credit score has improved over 40 points since my prosper loan over a year ago.? I have negotiated lower interest rates with my creditors.? There are two accounts that are over 28%.? I would like to continue reducing my debt through prosper loans until I am debt FREE.? I will also continue reducing debt through loans through my 401k which has been very successful over the last year.? I will have another 15,000 loan available to me through my 401k in august 2010.? Thank you for your help.
Monthly net income: $ 7,500
Monthly expenses: $
??Housing: $ 1600.00????
??Insurance: $ 100????????
??Car expenses: $ 200 (gas only, car is paid off)
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000 (ouch, please help!)
??Other expenses: $297.00 prosper current
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.44%	Starting borrower rate/APR:	11.44% / 13.56%	Starting monthly payment:	$65.89

Auction yield range:	4.29% - 10.44%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,013	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sinnal	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Testing Prosper for Business Funds
Purpose of loan:
Test viability of Prosper to raise small amounts of business capital.? I plan on using this as a test and if it works out I will raise more funds around May 2010.? Test funds will be used in various investments.? Primary business investments include Tax Lien investments.? Rate of return ranges from 12% to 18%.? I do not bid on any liens with a lower return.? In the event of foreclosure the company purchases and either sells or rents property depending on financials.? Bids do not exceed half of properties assessed value. Use of discounted cash flows to determine value of property.? I only bid on properties with physical improvements and am not interested in speculations

Education:
BS in Computer Information Systems
Third year MBA Candidate at the Smith School of Business at the University of Maryland

My financial situation:
Monthly Salary: 5108.20 (After Tax and other deductions)

Morgage : 2402.95
Car payment : 259.65
Utilities : 209.15
Insurance : 52.78
Education Expense : 237.33
Gas : 85.67
Food : 387.65
House Maintenance : 45
Entertainment : 178.97
Total Expense : 3859.15

Net Income?: 1249.05

Other Unverified Income : 1322.96 Dividend Income (not included in other calculations)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1992	Debt/Income ratio:	23%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	17y 5m
Amount delinquent:	$0	Revolving credit balance:	$43,390	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	euro-dancer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my credit cards
Purpose of loan:
This loan will be used to pay off high interest rates credit cards

My financial situation:
I am a good candidate for this loan because I have been employed with my current employer for over 17 years and have paid my bills on time each month.??I am currently employed as an adjunct teacher?at a major university.? I will be using proceeds from this job to repay loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.30%	Starting borrower rate/APR:	29.30% / 31.67%	Starting monthly payment:	$168.28

Auction yield range:	14.29% - 28.30%	Estimated loss impact:	15.99%
Lender servicing fee:	1.00%	Estimated return:	12.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1982	Debt/Income ratio:	18%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	26 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$189,823	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pgavin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$4,267.97	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay high % card
Purpose of loan:
This loan will be used to refinance an existing loan.

My financial situation:
I am a good candidate for this loan because my history of paying this type of loan is good.?

Monthly net income: $ 7800

Monthly expenses: $
??Housing: $ 2700
??Insurance: $ 140
??Car expenses: $500
??Utilities: $ 600
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.44%	Starting borrower rate/APR:	12.44% / 14.82%	Starting monthly payment:	$50.14

Auction yield range:	4.29% - 10.44%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1989	Debt/Income ratio:	34%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,115	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fund-cactus	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Extra Money for Xmas Gifts
Purpose of loan: To be able to buy my new wife and family some decent Christmas gifts this year.

My financial situation: I am a good candidate for this loan because I have never had a late payment on any of my bills, I have never filed for bankruptcy and I work for an extremely stable, nationwide company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.44%	Starting borrower rate/APR:	11.44% / 13.56%	Starting monthly payment:	$62.60

Auction yield range:	4.29% - 10.44%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2001	Debt/Income ratio:	50%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,009	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-lilac915	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.? I want to eliminate the balances on my credit cards which will help my credit rating and eliminate monthly payments to these credit cards.? I hope to be an active trusted member at the prosper community.

My financial situation:
I am a good candidate for this loan because? I have a very steady job and I will most likely be able to pay off this loan amount before the 36 months.? I plan to have this loan paid back in 18 months or sooner.? I have very few bills each month and will easily be able to pay this loan back.?? I am looking to become a trusted and active prosper member.? Hope to establish myself with this loan.

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $?0
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 125
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $?550
??Other expenses: $ 175
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	14%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,982	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	safe-velocity	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to?in major need to remodel my home.....at the moment?funds are low to start the process....taking?out this loan will?be great help....

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1991	Debt/Income ratio:	21%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,537	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	best-loyalty-tamer	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying
Purpose of loan:
This loan will be used to Payoff a couple of loans and increase my personal cash flow

My financial situation:
I am a good candidate for this loan because I have paid all bills?on time for the past 4-5 years

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1858
??Insurance: $ 202
??Car expenses: $ 50
??Utilities: $ 75
??Phone, cable, internet: $ 190
??Food, entertainment: $ 200
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.54%	Starting borrower rate/APR:	12.54% / 12.89%	Starting monthly payment:	$836.82

Auction yield range:	3.29% - 11.54%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1988	Debt/Income ratio:	31%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$65,694	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tdfoss	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation loan
Purpose of loan:
This loan will be used to pay off higher interest credit cards that I accumulated rehabbing a house. The house is for sale, however, no one is looking at this time.

My financial situation:
I am a good candidate for this loan because my yearly income is over $170,000 and this would lower my monthly payments that I am already paying.? I would like to get a lower interest rate loan, with one payment, instead of several smaller payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,260	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ore-producer	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Collateral to hire sales agent
Purpose of loan:
This loan will be used to? help fund the payroll for a new sales agent in our insurance office.? This sales agent will allow us to increase our sales and profits over the upcoming year.? I own an independent insurance agency that has been in business for four years.?

My financial situation:
I am a good candidate for this loan because? I am dependable, and will definitely pay back the loan and interest.? I have never been late or defaulted on a payment of any kind (both personal and business loans included).? Our business has been another casualty of the hard lending market because we have not been able to get the funds to hire another sales agent.? Our business has been steady throughout this economy because we offer a product that people must have (Auto insurance is required by law and home insurance is required by the mortgage company).? We could benefit greatly by having another agent in our office to help with new insurance sales.?

Monthly net income: $5000

Monthly expenses: $4000
??Housing: $1100?
??Insurance: $200
??Car expenses: $400?
??Utilities: $800
??Phone, cable, internet: $200
??Food, entertainment: $700
??Clothing, household expenses $300
??Credit cards and other loans: $200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2008	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$584	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	15
Screen name:	voltage6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BYE BYE CREDIT CARD DEBT
Purpose of loan:
This loan will be used............
To get rid of my credit card debt. When I got married I had to get a credit card to pay for the ring she wanted, So I did and I have been reeping the extremely high interests rates from it ever since then. I want to just pay off the two credit cards I had to use and just have one smaller payment each month to Prosper.

My financial situation:
I am a good candidate for this loan.......
Even though I don't have a lot of credit the credit?I do have is good. I always stick to my word and do what I say that I will, I will pay back this loan. I am also in the military so I there is job secuirity.

Monthly net income: $
21000
Monthly expenses: $
??Housing: $?400
??Insurance: $ 25
??Car expenses: $0
??Utilities: $?100
??Phone, cable, internet: $50
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $?200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1986	Debt/Income ratio:	54%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 3m
Amount delinquent:	$6,266	Revolving credit balance:	$20,365	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cause I have a Wife and Son in the Philippines that are victums of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please and out of harms way.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankruptcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again, The last time I was delinquent was 6 yrs. ago.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consolidate and pay for my wedding and have enough to bring my Wife and Son home to me as soon as possible..
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed in my name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 400 +, And now they just got hit again with 12 mountain slides covering village up to 8 ft. in mud and water with 135+ people dieing and have two more on its way there.
Thank you for your time and effort God Bless you all for helping.
I will be starting a second job soon and will be able to save once I get my feet back on trackand get me out of bind and bring my new family home? soon.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,850	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dough-channel3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I plan to use the funds to pay for the extra food and expenses for the upcoming holiday season.
Monthly net income: $ 3500.0

Monthly expenses: $
??Housing: $636
??Insurance: $
??Car expenses: $370
??Utilities: $160
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $75
??Credit cards and other loans: $90
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,105	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	analyst123	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 85% )	680-700 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 8% )	680-700 (Sep-2008)
Principal balance:	$5,515.87	1+ mo. late:	1 ( 8% )
Total payments billed:	13
Description
Payingoff high interst credit cards
Purpose of loan:
This loan will be used to pay off high interest credit lines

My financial situation:
At the end of last year when the economy fell apart, the company I have had for 15 years suffered as well.? I paid my employees and didn't pay myself for a couple of months while I reworked my company budget to accomodate the payment reductions from the state of Florida.? During this time, I had a few late payments and just this month most all of my creditors have decided to up my credit card interest rates to outlandish amounts...one as high as 32%.? Incidentally, I have not been using my credit cards and making more than the monthly payment due. The same banks (Citibank is one) that have taken large bailouts and have not paid it back are penalizing me!? I'd much rather pay interest to hard-working individuals and take the money out of the abusive banking industry.
Monthly net income: $ 10,000.00

Monthly expenses: $
??Housing: $ 1707.00
??Insurance: $ 1955.02
??Car expenses: $ 300.00.
??Utilities: $ 500.00
??Phone, cable, internet: $?150.00
??Food, entertainment: $ 1200.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 2645.15
??Other expenses: $ 45.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	32.86%	Starting borrower rate/APR:	33.86% / 36.30%	Starting monthly payment:	$312.15

Auction yield range:	14.29% - 32.86%	Estimated loss impact:	16.21%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1986	Debt/Income ratio:	24%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,716	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sobeit	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 73% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	7 ( 27% )	640-660 (Aug-2007) 620-640 (Feb-2007)
Principal balance:	$1,711.16	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
clean up & move forward
A PROSPER LOAN, will elimnate and retire credit cards and?in addition to freeing funds to purchase new equipment. I now have serious ladies seeking to learn my craft and?will be starting classes shortly.? Eventhough retired (with good health). The part time employment is now surpassing my retirement income. I can manage payment to prosper with just my fixed income. The Bridal alterations industry is mushrooming, with no people who can do the expertise.? I will need personell in the spring to keep up the demand and the only way to get help is to train and desiminate the knowledge!

Monthly net income: $1,600.00 retirement?
partime????????????????????????2,000.00

Monthly expenses: $ 935.00
??Housing: $ 400.00
??Insurance: $ 49.00
??Car expenses: $ 100.00
??Utilities: $ included in rent
??Phone, cable, internet: $ included in rent
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 6,500.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	2%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	25	Length of status:	1y 8m
Amount delinquent:	$20,574	Revolving credit balance:	$102,091	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cvbarker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Almost there! Would love your help
Hi everyone,

I am making great progress.? I just finished paying off a settlement on my AMEX which eliminated $22K in credit card debt.? This will not be reflected on my credit report til Nov.?? I need $4000 to payoff my citibank card which will eliminate approx $17,000 in credit card debt.? Any help appreciated!? Help me get DEBT FREE!!!!!!!!!!!!!

Update: I will be getting a bonus from my employer payable to me in March 2010 of at least $4k

Purpose of loan:
This loan will be used to pay off a credit card that I have in default.? I have negoiated settlement with credit card company and need to come up with this amount ASAP?

My financial situation:
I am a good candidate for this loan because I have always had good credit but some unfortunate life circumstances put me in a difficult financial situation that I am getting out of with your help.??The amount of past due is a result of not being able to make minimum payments but I am now able to do that as my income has increased.? In addition I work in an industry that requires good credit (financial services) and thus need to clear this up.??Please consider bidding on my loan I will even be able to pay it back early.? Thank you.?

Monthly net income: $4100
Monthly expenses: $
??Housing: $0 (I am living with a family member currently
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ na
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1990	Debt/Income ratio:	8%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$2,760	Revolving credit balance:	$6,135	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reliable-finance1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Expand My Profitable Biz
Purpose of loan:
I have been working very hard to improve my credit standing so that I can expand my very profitable Real Estate business.? Yes even in this difficult economic time my RE business is profitable due to my formula of acquiring bargin properties and then renting to tenants that pass a background check and have no criminal history as well as no evictions in there past.? Plus renting to individuals that have there rent payments garaunteed through the US Federal Government.? It has been an excellent recession proof business for me.

I have about $7,000 in High Interest Credit Card Debt and the bank just double my monthly payments.? I would like to consolidate this in to one loan with a lower monthly payment and hope you can help by bidding on my loan.

My financial situation:
The last time I checked my Credit Rating my Experian score was 787 from this you can see that I have demonstrated that I am a Excellent Credit Risk.

I am a good candidate for this loan because not only do I have an excellent Credit Score but, I have a good full-time job that produces $60,000 per year, plus I receive and additional $72,000 per year from rental apartment income.? I currently have equity in Real Estate Totaling 1.1 million dollars.? This is the current value of the equity even after the market values of most Real Estate has fallen.

My income on my rental properties is guaranteed by the Federal government through the Housing Voucher Program (section 8) So even in difficult economic times I receive steady income from these properties every month on time.

Monthly net income: $ 172,000

Monthly expenses: $
??Housing: $ 1,100
??Insurance: $75
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $?350
??Income Property expenses (Mortgages, Insurance): $ 2,200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1982	Debt/Income ratio:	31%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	24 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	83	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,412	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Sims05	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008) 560-580 (May-2008) 600-620 (Mar-2008) 600-620 (Jan-2008)
Principal balance:	$2,874.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Personal Loan
Purpose of loan:
This loan will be used to??pay off a few small debts and other personal uses before I go back to Afghanistan..

My financial situation:
I am a good candidate for this loan because? I have shown with my current Prosper loan and my collective accounts that I pay my bills and I know how to manage money. My only late payments cameat the end of 2007 and beginning of 2008 when I had job loss and reduction in salary that put me behind.? I?was hired as a government contractor to work outside the US.? I am requesting this money to pay a couple of small accountsand personal use before I redeploy to Afghanistan.I cancelled my previous loan requests because I do not the amount I was requesting and would greatly appreciate the support in funding this request as it would help me out before I leave in a week.?

Monthly net income: $ 12,750br />Monthly expenses: $
??Housing: $ 1074 (paid for by military retirement)
??Insurance: $ 150
??Car expenses: $ 625
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1100
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	50	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$176,283	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	commerce-angel	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cashflow coverage for winter
Purpose of loan:
This loan will be used to?

Carry me through the winter and early spring months of real estate sales.? I must carry the utility and maintenance expense of bank-owned properties through to closing.? This crunches my cashflow.? With the winter coming, sales will slow. However, my inventory is growing for spring.
My financial situation:
I am a good candidate for this loan because?

I am an REO broker in the Chicagoland area.? I am building up my spring inventory in the area.? I currently have about 15000 in pending commissions, but I have a couple shaky deals which is why I am pursuing some money to carry me through the winter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	51%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	8 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	5y 2m
Amount delinquent:	$3,000	Revolving credit balance:	$12,577	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	helm	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1920

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$481.79

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2001	Debt/Income ratio:	47%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,765	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	reliable-listing4	Borrower's state:	Indiana	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
----> NO MORE CREDIT CARDS <----
Purpose of loan: This loan is for debt consolidation! My wife and I are currently paying ridiculous interest rates on all our credit cards. We are planning on eliminating all our credit cards ASAP. We are in the final steps of Dave Ramsey's Financial Peace University and can become closer to being Debt-Free with the help of this loan!

My financial situation: I feel we are great candidates for this loan. We have NEVER been late on any payment and have always kept good credit close to heart. Please note that my wifes income WAS NOT allowed as a factor for my approval status. We have been married for 6 years and plan on many more. She makes $30,000 per year alone and has P/T job. I know our debt/income ratio is not looking good. Please note that is the purpose for this loan. We want to make a secure future for our family and believe that a 36 month plan like Prosper offers will be a perfect tool. I have been at my employer for over 3 years and my wife has been at hers for 9. We own our own home. Have one car that is paid off and a big elephant on our backs called CREDIT CARDS....Please help us make a fresh start by selecting our loan. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1990	Debt/Income ratio:	29%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 6m
Amount delinquent:	$637	Revolving credit balance:	$20,192	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	enchanted-currency4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GET AHEAD MONEY
Purpose of loan:
This loan will be used working capital. I run a garage door repair business and these funds will be used for multiple things from parts inventory to advertising.

My financial situation:
I am a good candidate for this loan because

Monthly net income: $ 7,700.00

Monthly expenses: $
??Housing: $ 2600.00
??Insurance: $?180.00
??Car expenses: $ PAID BY BUSINESS
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	68%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,627	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for therapies for my child
Purpose of loan:
This loan will be used to pay of high interest credit cards.? My 2 year old son was diagnosised with autism and I have paid for his therapy items with credit cards.? I will use the money to pay off those balances and consolidate them into one payment.

My financial situation:
I am a good candidate for this loan because I am an extremely hard-worker.? I work part-time as a teacher and raise my three children.? I have been with my job for seven years so I have job security and a lot of senority.? Thank you for investing in me and my family.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.93%	Starting monthly payment:	$65.74

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1986	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,763	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greeneyedlady613	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 560-580 (Aug-2007) 600-620 (Jul-2007) 520-540 (Nov-2006)
Principal balance:	$1,382.98	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Grandma Got Runover by a Reindeer
I am a 63 year young and lively step-mother of 7 (all grown), 24 grandchildren, and?6 great grandchildren.? I have been married for almost 10 years.? I was disabled in 1989, but have always managed to pay my debts.? I went back to work in 2006, only to be laid off six months later and back on disability.? I have been working part-time for more than a year.

Up until 2003, my credit was excellent.? My husband and I separated for several months, and with limited funs from disability; I was soon "buried" financially.? I have paid off all of?my old debts over the past five years.??IALL my?debts are CURRENT, despite the low FICA score. I have NO delinquent accounts.? I am working on getting my credit?report cleaned up but it takes time. ?My monthly disability income is:? $1366.00.? My part-job brings in an average of $230.00 each week.? My husband lost his job in 2008, but was able to find a lower paying job, but?we had to move to accomodate his new job and that set us back a bit.?He pays the mortgage, utilities, insurance and some of the?household necessities.? I pay for my car,?my bills, and some of the household bills.?

I am a below knee amputee and need a new artificial leg.? The cost to me will be $1595.00.?I need this loan to pay for my share.? They won't take payments.? I have always been current on my existing Prosper loan.?I thank the group that funded my first loan and hope that they can see their way to do so again. I thank you for taking the time to consider this loan.? If you have any questions, please do not hesitate to contact me.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$68.84

Auction yield range:	4.29% - 13.50%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1980	Debt/Income ratio:	67%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 6m
Amount delinquent:	$0	Revolving credit balance:	$45,559	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	purposeful-cash	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off BAD Credit " For GOOD !
Purpose of loan: Credit Card Debt
This loan will be used to?payoff a small credit card that has a higher interest rate than we like

My financial situation:We have always paid our bills each month, and frankly have over-borrowed recently for home improvement projects and upgrading an income property. That property is now rented long term. This frees up extra cash.
I am a good candidate for this loan because?Between my wife and I our income is over $100,000/yr. My wife and I have good credit and 20 years each with the same employers. We look forward to joining the Prosper movement and improve our financial situation. We promise to use this money wisely, and will have no trouble paying this loan off early.

Monthly net income: $ 8500

Monthly expenses: $ 6000
??Housing: $2700
??Insurance: $200
??Car expenses: $500
??Utilities: $200
??Phone, cable, internet: $200
??Food, entertainment: $800
??Clothing, household expenses $200
??Credit cards and other loans: $900
??Other expenses: $
Retirement $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.29% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2003	Debt/Income ratio:	7%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 9m
Amount delinquent:	$20	Revolving credit balance:	$996	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	self-reliant-agreement	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment Loan
Purpose of loan:
This loan will be used to invest in distressed real estates in Newark, NJ.

My financial situation:
I am a good candidate for this loan because I have a stable a job and income. I have good credit. The money is being used to invest in real estates. I have enough income and assets to cover any losses occurs in the investment. The investment is actually backed by the deeds/ownership of the properties, so the value would never goes to zero.

Monthly net income: $ 2600 from job

I am also a real estate agent. Occassionally I close?rental deals for $1000 per deal. I work on these deals during weekends.

Monthly expenses: $ 600-700
??Housing: $ 0 - parents house
??Insurance: $?100
??Car expenses: $?100
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: ~ $?100
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.44%	Starting borrower rate/APR:	12.44% / 14.58%	Starting monthly payment:	$200.55

Auction yield range:	4.29% - 11.44%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	24%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$44,049	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hard-working-truth993	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to Start a Family
Purpose of Loan and Our Financial Situation:
I would like to take out this loan to pay off our credit card debt in a quick timely manner.? My wife and I have been married for four years and would like to start a family.? It would not be fair to bring a child into the world without being financially prepared.? The loan is the total of our high interest credit card from home improvements and family emergencies.? We are good candidates for this loan because we plan on paying it off before the 3 years.? Being a Deputy Sheriff for 8 years, I have job security and a steady paycheck.? My wife has been with the same company since she was 15 years old and has worked her way up the ladder.? She is presently the Human Resources Director at the young age of 27.? We are very family oriented and would love to have a child of our own.? We regret getting ourselves into this situation and we just need help from the credit card company interest rates.? In both of our daily job duties, we have to make responsible decisions and some can be life changing and we are hoping you can do the same!

Joint Monthly Income: $9000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	31%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,041	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-stockpiler6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free - Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off my credit cards and start to live life DEBT FREE.

My financial situation:
I am a good candidate for this loan because? I am pulling my life together and have started paying off my credit cards. With your help, I will be able to clear the remaining cards. I have never been late on any of my payments and I would rather pay interest to individuals like you?who are helping me?instead of paying credit card companies. Thank You Very Much.
Information in the Description is not verified.